UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2019

Date of reporting period: May 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.19

SEMI-ANNUAL REPORT

AB ALL CHINA EQUITY PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All China Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 7, 2019

This report provides management’s discussion of fund performance for AB All China Equity Portfolio for the semi-annual reporting period ended May 31, 2019.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	Since Inception[1]

AB ALL CHINA EQUITY PORTFOLIO

Class A Shares	9.20%	-8.60%

Advisor Class Shares[2]	9.31%	-8.40%

MSCI All China Index (net)	6.87%	-7.74%

1	Since inception on 7/25/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All China Index (net), for the six-month period ended May 31, 2019, and the period since the Fund’s inception on July 25, 2018 through May 31, 2019.

All share classes of the Fund outperformed the benchmark for the six-month period, but underperformed since inception, before sales charges. During the six-month period, security selection within the industrials, real estate and consumer staples sectors contributed, relative to the benchmark, while selection in energy, materials and health care detracted.

Since inception, security selection in energy and financials detracted. An overweight in materials detracted, while an overweight in consumer staples contributed. Security selection in industrials and real estate also contributed.

The Fund utilized futures for hedging purposes, which had no material impact on absolute performance for either the six-month or since inception period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities posted small gains during the six-month period ended May 31, 2019. Stocks declined in December as tighter monetary policy, concerns about growth in China and trade tensions weighed on investor sentiment.

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However, equities rebounded after a dovish pivot from the US Federal Reserve, Chinese policy stimulus and a Brexit deadline extension. In May, deteriorating trade negotiations between the US and China, combined with new trade tensions between the US and Mexico, sent stocks lower. In the US, growth stocks outperformed value stocks, and large-cap names outperformed their small-cap peers.

Heightened US-China trade tensions undermined the Chinese equity market in the second half of 2018, but optimism over a trade pact drove a rebound in the following months. Given the wide range of potential outcomes for the trade talks, the Fund’s Senior Investment Management Team (the “Team”) focused on identifying idiosyncratic opportunities that are relatively unaffected by the trade issue or economic cycles. These included companies that produce or import pork or poultry, which benefited from higher pork prices in the wake of the African swine flu outbreak. Continued growth in middle-class consumers’ spending power supported various consumer staples companies, including liquor makers. Construction machinery companies drew strength from a growing market share, owing to improved competitiveness vis-à-vis their previously dominant US and Japanese rivals. On the other hand, a steady decline in oil and coal prices in the second half of 2018 undermined many energy companies, and many technology names were hurt by worries about a disruption in the supply chains due to the trade war.

The Team uses its proprietary risk and return models, which are tailored to the China equity markets, to construct a portfolio that possesses attractive valuation, good quality and compelling investment catalysts. The Team seeks to capture arbitrage opportunities from valuation imbalances in dual-listed Chinese stocks.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the People’s Republic of China (“China”) (including Hong Kong). A company will be considered to be economically tied to China if it: (i) is domiciled or organized in China; (ii) has securities that are traded principally in China; or (iii) conducts a substantial part of its economic activities in China. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, depositary receipts and derivative instruments related to equity securities. The Adviser expects to invest Fund assets both in shares of companies that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange (“China A shares”) and shares of companies economically tied to China that trade in Hong Kong or outside of China.

(continued on next page)

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 3

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high returns. The Adviser will utilize fundamental analysis and its quantitative models to attempt to identify these securities for investment by the Fund, attempting to balance factors relating to valuation, company quality and investor sentiment, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI All China Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI All China Index (net) captures large- and mid-cap representation across all China securities listed in China and Hong Kong, as well as in the US and Singapore. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors. Investments in emerging-market countries such as China may involve more risk than investments in developed countries because the markets in emerging-market countries are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk: Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and generally are less liquid than shares of companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the US economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk: Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Inception[1]	-8.60%	-12.45%

ADVISOR CLASS SHARES[2]

Since Inception[1]	-8.40%	-8.40%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 4.23% and 4.55% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.50% and 1.25% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2020 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 7/25/2018.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Inception[1]	-5.27%

ADVISOR CLASS SHARES[2]

Since Inception[1]	-0.90%

1	Inception date: 7/25/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,092.00	$7.82	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,093.10	$6.52	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY

May 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $71.3

1	All data are as of May 31, 2019. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2019 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Ping An Insurance Group Co. of China Ltd. – Class A	$5,709,072	8.0%

Tencent Holdings Ltd.	5,672,966	8.0

Alibaba Group Holding Ltd. (Sponsored ADR)	4,936,774	6.9

China Construction Bank Corp. – Class H	3,740,553	5.2

Sany Heavy Industry Co., Ltd.	2,485,565	3.5

Wuliangye Yibin Co., Ltd. – Class A	2,318,035	3.3

Yuexiu Transport Infrastructure Ltd.	1,452,346	2.0

Weichai Power Co., Ltd. – Class A	1,446,470	2.0

Industrial Bank Co., Ltd. – Class A	1,399,000	2.0

Times China Holdings Ltd.	1,361,432	1.9

	$30,522,213	42.8%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 22.0%
Banks – 10.7%
China Construction Bank Corp. – Class H	4,725,000	$3,740,553
China Minsheng Banking Corp., Ltd. – Class H	429,000	312,180
Industrial Bank Co., Ltd. – Class A	552,700	1,399,000
Ping An Bank Co., Ltd. – Class A	604,073	1,060,160
Shanghai Pudong Development Bank Co., Ltd.	681,400	1,092,976

		7,604,869

Capital Markets – 3.3%
CITIC Securities Co., Ltd.	467,610	1,356,036
Haitong Securities Co., Ltd. – Class H	1,000,400	1,027,931

		2,383,967

Insurance – 8.0%
Ping An Insurance Group Co. of China Ltd. – Class A	501,493	5,709,072

		15,697,908

Industrials – 14.3%
Electrical Equipment – 1.1%
Luxshare Precision Industry Co., Ltd. – Class A	261,200	806,786

Machinery – 7.5%
Sany Heavy Industry Co., Ltd.	1,432,121	2,485,565
Weichai Power Co., Ltd. – Class A	859,596	1,446,470
XCMG Construction Machinery Co., Ltd. – Class A(a)	563,700	346,706
Zoomlion Heavy Industry Science and Technology Co., Ltd. – Class A	1,335,900	1,033,155

		5,311,896

Road & Rail – 1.2%
Daqin Railway Co., Ltd. – Class A	718,307	865,399

Trading Companies & Distributors – 1.4%
BOC Aviation Ltd.(b)	117,700	983,559

Transportation Infrastructure – 3.1%
Shenzhen Expressway Co., Ltd. – Class H	646,000	746,873
Yuexiu Transport Infrastructure Ltd.	1,860,000	1,452,346

		2,199,219

		10,166,859

Consumer Discretionary – 13.4%
Auto Components – 0.4%
Fuyao Glass Industry Group Co., Ltd. – Class A	88,500	277,978

Automobiles – 0.8%
Geely Automobile Holdings Ltd.	145,000	237,573
Guangzhou Automobile Group Co., Ltd. – Class H	320,000	308,825

		546,398

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.4%
China International Travel Service Corp., Ltd. – Class A	68,100	$758,888
Galaxy Entertainment Group Ltd.	47,000	284,577
Shenzhen Overseas Chinese Town Co., Ltd. – Class A	685,406	672,632

		1,716,097

Household Durables – 1.6%
Hisense Home Appliances Group Co., Ltd. – Class H	969,000	1,151,764

Internet & Direct Marketing Retail – 6.9%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	33,075	4,936,774

Textiles, Apparel & Luxury Goods – 1.3%
Li Ning Co., Ltd.(a)	533,500	887,095

		9,516,106

Communication Services – 12.2%
Diversified Telecommunication Services – 1.4%
China Unicom Hong Kong Ltd.	964,000	1,014,075

Entertainment – 1.3%
NetEase, Inc. (ADR)	3,730	927,315

Interactive Media & Services – 8.4%
Baidu, Inc. (Sponsored ADR)(a)	2,979	327,690
Tencent Holdings Ltd.	136,050	5,672,966

		6,000,656

Wireless Telecommunication Services – 1.1%
China Mobile Ltd.	89,500	781,779

		8,723,825

Consumer Staples – 10.8%
Beverages – 5.8%
Hebei Hengshui Laobaigan Liquor Co., Ltd. – Class A	155,732	347,323
Kweichow Moutai Co., Ltd. – Class A	3,600	460,493
Tsingtao Brewery Co., Ltd.	142,434	994,918
Wuliangye Yibin Co., Ltd. – Class A	159,336	2,318,035

		4,120,769

Food Products – 5.0%
Beijing Dabeinong Technology Group Co., Ltd. – Class A	372,700	333,308
COFCO Meat Holdings Ltd.(a)(b)	934,000	328,985
Fujian Sunner Development Co., Ltd. – Class A	184,862	739,003
New Hope Liuhe Co., Ltd. – Class A	413,260	1,225,214
WH Group Ltd.(b)	1,059,000	953,241

		3,579,751

		7,700,520

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 7.1%
Real Estate Management & Development – 7.1%
China Resources Land Ltd.	214,000	$870,547
CIFI Holdings Group Co., Ltd.	1,862,000	1,114,992
Huafa Industrial Co., Ltd. Zhuhai	294,160	341,345
RiseSun Real Estate Development Co., Ltd.	364,700	493,785
Seazen Holdings Co., Ltd. – Class A	167,800	893,503
Times China Holdings Ltd.	822,000	1,361,432

		5,075,604

Utilities – 4.8%
Gas Utilities – 1.8%
China Resources Gas Group Ltd.	142,000	680,863
ENN Energy Holdings Ltd.(a)	72,000	647,211

		1,328,074

Independent Power and Renewable Electricity Producers – 3.0%
China Resources Power Holdings Co., Ltd.	284,000	413,881
Huaneng Power International, Inc. – Class H(a)	1,218,000	767,808
Jointo Energy Investment Co., Ltd. Hebei – Class A(a)	581,200	555,417
SDIC Power Holdings Co., Ltd. – Class A	339,400	384,789

		2,121,895

		3,449,969

Information Technology – 4.5%
Semiconductors & Semiconductor Equipment – 2.2%
Hua Hong Semiconductor Ltd.(b)	500,000	1,053,313
LONGi Green Energy Technology Co., Ltd. – Class A(a)	160,100	549,052

		1,602,365

Software – 0.6%
Shanghai 2345 Network Holding Group Co., Ltd. – Class A	572,000	418,141

Technology Hardware, Storage & Peripherals – 1.7%
Lenovo Group Ltd.	1,722,000	1,198,301

		3,218,807

Health Care – 3.7%
Health Care Providers & Services – 1.5%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	538,300	1,062,802

Pharmaceuticals – 2.2%
CSPC Pharmaceutical Group Ltd.	256,000	413,060
Jiangsu Hengrui Medicine Co., Ltd.	131,748	1,178,345

		1,591,405

		2,654,207

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 2.0%
Chemicals – 0.9%
Zhejiang Longsheng Group Co., Ltd. – Class A	133,300	$317,467
Zhejiang Runtu Co., Ltd. – Class A	174,936	327,043

		644,510

Construction Materials – 1.1%
Anhui Conch Cement Co., Ltd. – Class A	138,550	788,283

		1,432,793

Energy – 2.0%
Oil, Gas & Consumable Fuels – 2.0%
China Petroleum & Chemical Corp. – Class H	1,074,000	713,592
PetroChina Co., Ltd. – Class H	1,290,000	715,798

		1,429,390

Total Common Stocks (cost $65,884,144)		69,065,988

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(c)(d)(e) (cost $1,680,785)	1,680,785	1,680,785

Total Investments – 99.2% (cost $67,564,929)		70,746,773

Other assets less liabilities – 0.8%		571,252

Net Assets – 100.0%		$71,318,025

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $3,319,098 or 4.7% of net assets.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

May 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $65,884,144)	$69,065,988
Affiliated issuers (cost $1,680,785)	1,680,785
Foreign currencies, at value (cost $281,023)	281,388
Unaffiliated dividends receivable	401,736
Receivable for capital stock sold	145,115
Deferred offering cost	18,496
Affiliated dividends receivable	6,140

Total assets	71,599,648

Liabilities
Payable for investment securities purchased	112,861
Custody fee payable	40,976
Advisory fee payable	34,935
Legal fee payable	27,925
Audit and tax fee payable	24,028
Directors’ fee payable	6,802
Transfer Agent fee payable	1,574
Distribution fee payable	398
Accrued expenses and other liabilities	32,124

Total liabilities	281,623

Net Assets	$71,318,025

Composition of Net Assets
Capital stock, at par	$778
Additional paid-in capital	69,464,807
Distributable earnings	1,852,440

$71,318,025

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,695,639	185,449	$9.14	*

Advisor	$69,622,386	7,599,511	$9.16

*	The maximum offering price per share for Class A shares was $9.55 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended May 31, 2019 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $30,482)	$597,025
Affiliated issuers	13,834
Interest	5	$610,864

Expenses
Advisory fee (see Note B)	275,700
Transfer agency—Class A	258
Transfer agency—Advisor Class	10,005
Distribution fee—Class A	1,852
Custodian	67,083
Amortization of offering expenses	64,214
Administrative	39,434
Audit and tax	26,115
Registration fees	20,545
Legal	17,479
Directors’ fees	12,364
Printing	7,773
Miscellaneous	23,287

Total expenses	566,109
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(201,754)

Net expenses		364,355

Net investment income		246,509

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(316,145)
Futures		(198,436)
Foreign currency transactions		5,666
Net change in unrealized appreciation/depreciation on:
Investments		4,033,391
Foreign currency denominated assets and liabilities		1,387

Net gain on investment and foreign currency transactions		3,525,863

Net Increase in Net Assets from Operations		$3,772,372

See notes to financial statements.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2019 (unaudited)	July 25, 2018(a) to November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$246,509	$(22,503)
Net realized loss on investment and foreign currency transactions	(508,915)	(1,060,108)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	4,034,778	(852,308)

Net increase (decrease) in net assets from operations	3,772,372	(1,934,919)
Capital Stock Transactions
Net increase	30,715,643	38,764,929

Total increase	34,488,015	36,830,010
Net Assets
Beginning of period	36,830,010	– 0	–

End of period	$71,318,025	$36,830,010

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All China Equity Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on July 25, 2018. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

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NOTES TO FINANCIAL STATEMENTS (continued)

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2019:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$15,697,908		$	– 0	–	$15,697,908
Industrials		– 0	–	10,166,859			– 0	–	10,166,859
Consumer Discretionary		4,936,774		4,579,332			– 0	–	9,516,106
Communication Services		1,255,005		7,468,820			– 0	–	8,723,825
Consumer Staples		– 0	–	7,700,520			– 0	–	7,700,520
Real Estate		– 0	–	5,075,604			– 0	–	5,075,604
Utilities		– 0	–	3,449,969			– 0	–	3,449,969
Information Technology		– 0	–	3,218,807			– 0	–	3,218,807
Health Care		– 0	–	2,654,207			– 0	–	2,654,207
Materials		– 0	–	1,432,793			– 0	–	1,432,793
Energy		– 0	–	1,429,390			– 0	–	1,429,390
Short-Term Investments:
Investment Companies		1,680,785		– 0	–		– 0	–	1,680,785

Total Investments in Securities		7,872,564		62,874,209	†		– 0	–	70,746,773
Other Financial Instruments*		– 0	–	– 0	–		– 0	–	– 0	–

Total		$7,872,564		$62,874,209		$	– 0	–	$70,746,773

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

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NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $118,284 were deferred and amortized on a straight line basis over a one year period starting from July 25, 2018 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .95% of Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.50% and 1.25% of the daily average net assets for Class A and Advisor Class, respectively. For the six months ended May 31, 2019, such reimbursement waivers amounted to $161,717. The Expense Caps may not be terminated by the Adviser before February 28, 2020. Any fees waived and expenses borne by the Adviser through July 25, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waiver that is subject to repayment amounted to $218,709 for the period ended November 30, 2018 and $161,717 for the six months ended May 31, 2019. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable

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NOTES TO FINANCIAL STATEMENTS (continued)

completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2019, the Adviser voluntarily agreed to waive such fees in the amount of $39,434.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended May 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A for the six months ended May 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $585.

A summary of the Fund’s transactions in AB mutual funds for the period six months ended May 31, 2019 is as follows:

Fund	Market Value 11/30/18 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/19 (000)		Dividend Income (000)
Government Money Market Portfolio	$607		$20,373	$19,299	$1,681		$13
Government Money Market Portfolio*	– 0	–	895	895	– 0	–	1

					$1,681		$14

*	Investment of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the six months ended May 31, 2019 amounted to $47,730, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$51,357,326		$22,077,277
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$5,863,370
Gross unrealized depreciation	(2,681,526)

Net unrealized appreciation	$3,181,844

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During six months ended May 31, 2019, the Fund held futures for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended May 31, 2019, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	$(198,436)	$	– 0	–

Total		$(198,436)	$	– 0	–

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2019:

Futures:
Average notional amount of buy contracts	$1,885,615	(a)

(a)	Positions were open for one month during the period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the

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NOTES TO FINANCIAL STATEMENTS (continued)

borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2019, the Fund had no securities on loan and had received no collateral. The Fund earned net securities lending income of $1,073 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the six months ended May 31, 2019; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $18. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended May 31, 2019 (unaudited)		July 25, 2018* to November 30, 2018		Six Months Ended May 31, 2019 (unaudited)		July 25, 2018* to November 30, 2018

Class A
Shares sold	103,591		81,858		$846,500		$774,914

Shares redeemed	– 0	–	0	(a)	– 0	–	(1)

Net increase	103,591		81,858		$846,500		$774,913

Advisor Class
Shares sold	3,616,832		4,325,262		$33,043,122		$38,080,012

Shares redeemed	(331,764)		(10,819)		(3,173,979)		(89,996)

Net increase	3,285,068		4,314,443		$29,869,143		$37,990,016

*	Commencement of operations.

(a)	Less than 0.5 shares.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk—Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the

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NOTES TO FINANCIAL STATEMENTS (continued)

future. Investments in China A shares are subject to quotas that may restrict daily trading and generally are less liquid than shares of companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2019 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the period ended November 30, 2018 was as follows:

Distributions paid from:
Ordinary income	$	– 0	–

Total taxable distributions paid	$	– 0	–

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(706,696	)(a)
Unrealized appreciation/(depreciation)	(1,208,582	)(b)

Total accumulated earnings/(deficit)	$(1,915,278	)(c)

(a)	As of November 30, 2018, the Fund had a net capital loss carryforward of $706,696.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund had a net short-term capital loss carryforward of $706,696, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as part of the facility on July 2, 2019.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2019 (unaudited)	July 25, 2018(a) to November 30, 2018

Net asset value, beginning of period	$ 8.37	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.02	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	(1.62)

Net increase (decrease) in net asset value from operations	.77	(1.63)

Net asset value, end of period	$ 9.14	$ 8.37

Total Return

Total investment return based on net asset value(d)	9.20%	(16.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,696	$685

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.50%	1.50%

Expenses, before waivers/reimbursements(e)	2.19%	4.81%

Net investment income (loss)(c)(e)	.49%	(.33)%

Portfolio turnover rate	40%	38%

See footnote summary on page 38.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2019 (unaudited)	July 25, 2018(a) to November 30, 2018

Net asset value, beginning of period	$ 8.38	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.04	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74	(1.61)

Net increase (decrease) in net asset value from operations	.78	(1.62)

Net asset value, end of period	$ 9.16	$ 8.38

Total Return

Total investment return based on net asset value(d)	9.31%	(16.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$69,622	$36,145

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.25%	1.25%

Expenses, before waivers/reimbursements(e)	1.94%	5.13%

Net investment income (loss)(c)(e)	.86%	(.37)%

Portfolio turnover rate	40%	38%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

John Lin(2), Vice President Stuart Rae(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Chief Compliance Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by China Equity Team. Messrs. Lin and Rae are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Cap Fund, Inc. in respect of AB All China Equity Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 47

NOTES

48 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 49

NOTES

50 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 51

NOTES

52 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

AB ALL CHINA EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ACE-0152-0519

MAY    05.31.19

SEMI-ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 17, 2019

This report provides management’s discussion of fund performance for AB All Market Income Portfolio for the semi-annual reporting period ended May 31, 2019.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB ALL MARKET INCOME PORTFOLIO

Class A Shares	4.90%	1.93%

Class C Shares	4.53%	1.19%

Advisor Class Shares[1]	5.02%	2.08%

Primary Benchmark: MSCI ACWI (net)	1.40%	-1.29%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	6.05%	6.50%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended May 31, 2019.

During both periods, all share classes of the Fund outperformed the primary benchmark, but underperformed the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), before sales charges. The Fund’s strategic decision to achieve diversification involved holding assets other than equities; this diversification contributed to performance, relative to the all-equity benchmark, as equity markets underperformed other asset classes (including US Treasuries, emerging-market and high-yield bonds) during both periods.

Within the equity allocation, security selection detracted over both periods, particularly in income equities. For the six-month period, security selection in developed equities contributed; during the 12-month period, security selection in preferred real estate investment trusts contributed. In fixed income, allocations to emerging-market bonds outperformed, while global high-yield bond asset classes underperformed for both periods.

2 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

The Fund utilized derivatives in the form of futures, forwards, interest-rate swaps, credit default swaps, total return swaps, inflation (“CPI”) swaps and written options for hedging and investment purposes. For both periods, futures, forwards, interest-rate swaps, credit default swaps and total return swaps contributed, while inflation swaps and written options detracted from absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities posted modest gains during the six-month period ended May 31, 2019. Stocks declined in December as tighter monetary policy, growth concerns in China and trade tensions weighed on investor sentiment. However, equities rebounded after a dovish pivot from the US Federal Reserve (the “Fed”), Chinese policy stimulus and a Brexit deadline extension. In May, deteriorating trade negotiations between the US and China, in addition to new trade tensions between the US and Mexico, sent stocks lower. In the US, growth stocks outperformed value stocks, and large-cap names outperformed their small-cap peers.

Fixed-income markets generally rallied. Investment-grade securities outperformed, followed by global high yield and developed-market treasuries. Despite a stronger US dollar, emerging-market debt sectors rallied strongly, a function of positive idiosyncratic developments and a more favorable macro backdrop, particularly the more patient Fed. Developed-market treasury yield curves either rallied or flattened, with short yields rising while longer maturities fell (bond yields move inversely to price). In terms of central bank actions, the European Central Bank formally ended its bond-buying program, but also announced a series of targeted longer-term refinancing operations, turning more dovish. The Bank of Canada ruled out interest-rate hikes for the remainder of the year, while the Reserve Bank of Australia brought its cash rate to a record low. The Bank of Japan also shared more dovish sentiment.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on generating high, stable income with capital growth by investing in global fixed income, global equities and non-traditional assets. The Team utilizes rigorous quantitative research tools and fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain

(continued on next page)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 3

alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high-dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest-rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in

(continued on next page)

4 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

6 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	1.93%	-2.36%

Since Inception[1]	4.69%	3.68%

CLASS C SHARES

1 Year	1.19%	0.22%

Since Inception[1]	3.92%	3.92%

ADVISOR CLASS SHARES[2]

1 Year	2.08%	2.08%

Since Inception[1]	4.94%	4.94%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.63%, 2.39% and 1.38% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2020 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through May 10, 2016 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/18/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.28%

Since Inception[1]	4.26%

CLASS C SHARES

1 Year	2.95%

Since Inception[1]	4.48%

ADVISOR CLASS SHARES[2]

1 Year	4.84%

Since Inception[1]	5.51%

1	Inception date: 12/18/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,049.00	$3.93	0.77%	$5.21	1.02%
Hypothetical**	$1,000	$1,021.09	$3.88	0.77%	$5.14	1.02%

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,045.30	$7.75	1.52%	$9.03	1.77%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%	$8.90	1.77%
Advisor Class
Actual	$1,000	$1,050.20	$2.66	0.52%	$3.88	0.76%
Hypothetical**	$1,000	$1,022.34	$2.62	0.52%	$3.83	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

May 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $93.8

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets

AB High Income Fund, Inc. – Class Z	$35,097,866	37.4%

JPMorgan Alerian MLP Index ETN	1,377,638	1.5

iShares Mortgage Real Estate ETF	1,156,501	1.2

Vanguard Real Estate ETF	942,322	1.0

iShares International Developed Real Estate ETF	934,375	1.0

Financial Select Sector SPDR Fund	876,615	0.9

Invesco KBW Premium Yield Equity REIT ETF	480,246	0.5

Microsoft Corp.	476,168	0.5

VEREIT, Inc. Series F	456,752	0.5

Apple, Inc.	432,598	0.5

	$42,231,081	45.0%

1

All data are as of May 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

May 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 43.5%
Funds and Investment Trusts – 43.5%(a)
AB High Income Fund, Inc. – Class Z(b)	4,327,727	$35,097,866
Financial Select Sector SPDR Fund(c)	33,703	876,615
Invesco KBW Premium Yield Equity REIT ETF	16,230	480,246
iShares International Developed Real Estate ETF(c)	31,663	934,375
iShares Mortgage Real Estate ETF(c)	28,050	1,156,501
JPMorgan Alerian MLP Index ETN(c)	56,763	1,377,638
Vanguard Real Estate ETF	10,845	942,322

Total Investment Companies (cost $43,497,958)		40,865,563

COMMON STOCKS – 25.4%
Information Technology – 4.9%
Communications Equipment – 0.3%
Cisco Systems, Inc.	4,834	251,513

Electronic Equipment, Instruments & Components – 0.1%
Hitachi Ltd.	3,100	104,386

IT Services – 1.0%
Adyen NV(d)(e)	29	23,268
Amadeus IT Group SA – Class A	265	20,214
Automatic Data Processing, Inc.	868	138,984
Booz Allen Hamilton Holding Corp.	675	42,640
Capgemini SE	168	18,781
Fidelity National Information Services, Inc.(f)	170	20,451
Mastercard, Inc. – Class A	1,097	275,884
Paychex, Inc.(f)	2,098	179,987
Total System Services, Inc.	196	24,212
Visa, Inc. – Class A	403	65,017
Western Union Co. (The) – Class W(c)	4,850	94,090

		903,528

Semiconductors & Semiconductor Equipment – 0.9%
Advanced Micro Devices, Inc.(d)	3,384	92,755
Intel Corp.(f)	5,197	228,876
KLA-Tencor Corp.	387	39,888
QUALCOMM, Inc.	2,106	140,723
Texas Instruments, Inc.	1,717	179,100
Xilinx, Inc.	1,210	123,795

		805,137

14 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software – 2.0%
Cadence Design Systems, Inc.(d)	1,954	$124,216
Check Point Software Technologies Ltd.(c)(d)	369	40,693
Constellation Software, Inc./Canada	162	140,277
Fortinet, Inc.(d)	1,552	112,489
Intuit, Inc.	633	154,990
Micro Focus International	1,300	31,378
Microsoft Corp.	3,850	476,168
Nice Ltd.(d)	473	66,043
Oracle Corp.(f)	1,364	69,019
Oracle Corp./Japan	400	27,788
Palo Alto Networks, Inc.(d)	590	118,083
salesforce.com, Inc.(d)	1,250	189,263
ServiceNow, Inc.(d)	569	149,038
Symantec Corp.	5,799	108,615
VMware, Inc. – Class A	664	117,515

		1,925,575

Technology Hardware, Storage & Peripherals – 0.6%
Apple, Inc.(f)	2,471	432,598
HP, Inc.	1,179	22,024
Seagate Technology PLC	2,953	123,583

		578,205

		4,568,344

Financials – 3.9%
Banks – 0.8%
Bank Leumi Le-Israel BM	2,820	18,895
Bank of America Corp.	2,912	77,459
BNP Paribas SA(c)	1,379	63,235
DBS Group Holdings Ltd.	900	15,930
DNB ASA	690	11,697
Fifth Third Bancorp	978	25,917
Hang Seng Bank Ltd.	800	20,082
JPMorgan Chase & Co.	918	97,271
Mediobanca Banca di Credito Finanziario SpA	1,100	10,128
Nordea Bank Abp	14,712	103,844
Royal Bank of Canada	396	29,762
Svenska Handelsbanken AB – Class A	11,096	109,053
Swedbank AB – Class A	5,779	82,882
Toronto-Dominion Bank (The)	622	34,008
Wells Fargo & Co.	994	44,104
Westpac Banking Corp.	675	12,897

		757,164

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Markets – 0.6%
CME Group, Inc. – Class A	132	$25,360
Daiwa Securities Group, Inc.	23,400	101,787
IGM Financial, Inc.	4,505	122,258
Intercontinental Exchange, Inc.	161	13,236
Investec PLC	20,216	117,439
Macquarie Group Ltd.	447	37,191
Partners Group Holding AG	29	20,328
Standard Life Aberdeen PLC	36,702	124,049

		561,648

Consumer Finance – 0.1%
Discover Financial Services	1,756	130,910

Diversified Financial Services – 0.0%
Berkshire Hathaway, Inc. – Class B(d)	155	30,600

Insurance – 2.1%
Admiral Group PLC	5,114	133,100
American Financial Group, Inc./OH	1,282	125,892
Aviva PLC	5,957	30,454
CNP Assurances	5,422	116,207
Direct Line Insurance Group PLC	2,330	9,315
Everest Re Group Ltd.	84	20,803
Fidelity National Financial, Inc.	1,337	51,541
Gjensidige Forsikring ASA	610	11,878
Ia Financial Corp., Inc.(d)	1,277	47,921
Japan Post Holdings Co., Ltd.	11,200	124,041
Legal & General Group PLC	36,939	119,694
Marsh & McLennan Cos., Inc.(f)	114	10,898
MetLife, Inc.	3,037	140,340
NN Group NV	675	25,624
Poste Italiane SpA(e)	12,344	119,652
Power Corp. of Canada	5,614	118,336
Power Financial Corp.	5,348	118,071
Progressive Corp. (The)	1,489	118,048
Prudential Financial, Inc.	1,469	135,706
Sampo Oyj – Class A	250	10,809
Suncorp Group Ltd.	11,174	100,652
Swiss Re AG	204	19,355
Tryg A/S	1,094	34,194
UnipolSai Assicurazioni SpA(c)	40,436	98,302
Zurich Insurance Group AG	462	149,702

		1,990,535

16 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Mortgage Real Estate Investment Trusts (REITs) – 0.3%
AGNC Investment Corp.	7,190	$117,916
Annaly Capital Management, Inc.	12,930	113,913

		231,829

		3,702,686

Consumer Discretionary – 3.2%
Auto Components – 0.1%
Aisin Seiki Co., Ltd.	1,500	49,392

Automobiles – 0.3%
Ford Motor Co.	13,985	133,137
Subaru Corp.	5,300	122,470

		255,607

Diversified Consumer Services – 0.1%
H&R Block, Inc.(c)	4,539	119,149

Hotels, Restaurants & Leisure – 0.3%
Aristocrat Leisure Ltd.	1,537	30,903
Compass Group PLC	860	19,457
Darden Restaurants, Inc.	1,083	125,975
Las Vegas Sands Corp.	2,093	115,115
McDonald’s Corp.	168	33,309

		324,759

Household Durables – 0.7%
Auto Trader Group PLC(e)	2,530	19,126
Barratt Developments PLC	15,295	107,888
Garmin Ltd.	1,623	124,127
Persimmon PLC	4,803	119,476
Sekisui House Ltd.	5,000	79,974
Taylor Wimpey PLC	51,902	108,441
Whirlpool Corp.	985	113,157

		672,189

Internet & Direct Marketing Retail – 0.4%
Amazon.com, Inc.(d)(f)	187	331,938
Zalando SE(d)(e)	951	37,758

		369,696

Multiline Retail – 0.6%
Dollar General Corp.	280	35,638
Harvey Norman Holdings Ltd.(c)	37,849	108,897
Kohl’s Corp.(c)	1,900	93,708
Next PLC	1,738	126,692
Target Corp.	220	17,699
Wesfarmers Ltd.	5,404	138,534

		521,168

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 0.3%
AutoZone, Inc.(d)	32	$32,868
Best Buy Co., Inc.	1,994	124,964
Home Depot, Inc. (The)(f)	233	44,235
L Brands, Inc.	1,340	30,096
Ross Stores, Inc.(f)	491	45,658
TJX Cos., Inc. (The)	763	38,371

		316,192

Textiles, Apparel & Luxury Goods – 0.4%
adidas AG	78	22,267
HUGO BOSS AG	165	9,573
Kontoor Brands, Inc.(d)	214	6,270
Moncler SpA	3,013	110,701
VF Corp.	1,503	123,066
Yue Yuen Industrial Holdings Ltd.	36,500	102,548

		374,425

		3,002,577

Industrials – 2.5%
Aerospace & Defense – 0.4%
BAE Systems PLC	2,360	13,492
Boeing Co. (The)(f)	650	222,047
Harris Corp.	142	26,581
Leonardo SpA	4,198	46,441
Raytheon Co.	209	36,470

		345,031

Air Freight & Logistics – 0.1%
Expeditors International of Washington, Inc.	374	26,027
Royal Mail PLC	33,394	86,394
SG Holdings Co., Ltd.	700	18,905

		131,326

Airlines – 0.2%
Qantas Airways Ltd.	5,295	20,360
United Continental Holdings, Inc.(d)	1,522	118,184

		138,544

Building Products – 0.1%
LIXIL Group Corp.	9,400	120,168

Commercial Services & Supplies – 0.0%
Republic Services, Inc. – Class A	244	20,640

Construction & Engineering – 0.1%
Obayashi Corp.	6,400	58,611
Skanska AB – Class B	4,498	73,578

		132,189

18 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 0.4%
Eaton Corp. PLC	1,814	$135,125
Emerson Electric Co.	996	59,999
Vestas Wind Systems A/S	1,582	128,793

		323,917

Machinery – 0.3%
Caterpillar, Inc.	194	23,243
Cummins, Inc.	676	101,914
JTEKT Corp.	3,600	37,866
NSK Ltd.	3,700	29,523
PACCAR, Inc.	1,829	120,385

		312,931

Professional Services – 0.5%
Experian PLC	760	22,903
Nielsen Holdings PLC	1,079	24,526
Randstad NV	2,208	113,662
RELX PLC	1,780	41,343
SGS SA	49	123,589
Thomson Reuters Corp.	2,005	127,426
Wolters Kluwer NV	445	31,045

		484,494

Road & Rail – 0.2%
ComfortDelGro Corp., Ltd.	15,100	27,059
Union Pacific Corp.	932	155,439

		182,498

Trading Companies & Distributors – 0.2%
Fastenal Co.	3,924	120,035
ITOCHU Corp.	2,500	45,896

		165,931

		2,357,669

Health Care – 2.4%
Biotechnology – 0.4%
AbbVie, Inc.(f)	2,297	176,203
Celgene Corp.(d)	819	76,814
Gilead Sciences, Inc.	517	32,183
United Therapeutics Corp.(d)	416	34,932
Vertex Pharmaceuticals, Inc.(d)	134	22,268

		342,400

Health Care Equipment & Supplies – 0.5%
Alcon, Inc.(d)	201	11,690
Align Technology, Inc.(d)	309	87,864
Baxter International, Inc.	1,356	99,585
Coloplast A/S – Class B	272	28,897

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Edwards Lifesciences Corp.(d)	783	$133,658
Stryker Corp.	873	159,968

		521,662

Health Care Providers & Services – 0.2%
Anthem, Inc.(f)	242	67,272
UnitedHealth Group, Inc.(f)	493	119,207

		186,479

Health Care Technology – 0.1%
Veeva Systems, Inc. – Class A(d)	566	87,328

Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	1,464	98,161
Illumina, Inc.(d)	489	150,079

		248,240

Pharmaceuticals – 0.9%
Astellas Pharma, Inc.	3,300	44,223
Bristol-Myers Squibb Co.	565	25,634
Eli Lilly & Co.	230	26,666
Johnson & Johnson	900	118,035
Merck & Co., Inc.(f)	849	67,249
Novo Nordisk A/S – Class B	805	37,882
Pfizer, Inc.(f)	5,740	238,325
Roche Holding AG	1,089	286,028

		844,042

		2,230,151

Communication Services – 2.3%
Diversified Telecommunication Services – 1.0%
AT&T, Inc.(f)	7,978	243,967
BCE, Inc.	1,135	51,107
BT Group PLC	42,418	103,441
Elisa Oyj	2,811	125,361
HKT Trust & HKT Ltd. – Class SS	25,000	39,416
Nippon Telegraph & Telephone Corp.	900	40,267
Telenor ASA	5,224	107,516
TELUS Corp.	725	26,777
Verizon Communications, Inc.	4,367	237,346

		975,198

Entertainment – 0.3%
Daiichikosho Co., Ltd.	200	9,181
Live Nation Entertainment, Inc.(d)	548	33,330
Netflix, Inc.(d)	597	204,938
Walt Disney Co. (The)	149	19,674

		267,123

20 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Media & Services – 0.5%
Alphabet, Inc. – Class A(d)(f)	74	$81,881
Alphabet, Inc. – Class C(d)(f)	104	114,778
Facebook, Inc. – Class A(d)(f)	830	147,300
Twitter, Inc.(d)	2,305	83,994

		427,953

Media – 0.5%
Altice USA, Inc. – Class A	5,319	124,943
Comcast Corp. – Class A	809	33,169
Discovery, Inc. – Class C(d)	3,496	89,637
Eutelsat Communications SA	5,511	97,173
Omnicom Group, Inc.(c)	1,591	123,080

		468,002

		2,138,276

Real Estate – 1.7%
Equity Real Estate Investment Trusts (REITs) – 1.5%
Covivio	1,204	126,300
Duke Realty Corp.	510	15,346
Extra Space Storage, Inc.	1,202	128,806
Host Hotels & Resorts, Inc.	6,808	123,293
Iron Mountain, Inc.	2,442	74,847
Kimco Realty Corp.	6,880	119,712
Klepierre SA	3,414	116,224
Lamar Advertising Co. – Class A	154	12,044
Merlin Properties Socimi SA	1,890	25,140
Nippon Building Fund, Inc.	5	34,195
RioCan Real Estate Investment Trust	2,797	53,970
Scentre Group	4,920	12,987
Simon Property Group, Inc.	864	140,046
Stockland	46,201	141,814
VEREIT, Inc.	14,732	130,820
Vicinity Centres	64,098	114,892

		1,370,436

Real Estate Management & Development – 0.2%
Brookfield Property REIT, Inc.	5,998	110,603
Daito Trust Construction Co., Ltd.	100	12,992
Nomura Real Estate Holdings, Inc.	3,100	63,515
Vonovia SE	543	28,450

		215,560

		1,585,996

Utilities – 1.3%
Electric Utilities – 0.6%
EDP – Energias de Portugal SA	7,580	27,625
Endesa SA	4,759	118,553

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Enel SpA	23,466	$145,940
PPL Corp.	4,234	126,004
Southern Co. (The)	2,792	149,372

		567,494

Gas Utilities – 0.1%
AltaGas Ltd.	2,579	37,227
Tokyo Gas Co., Ltd.	700	17,376

		54,603

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	7,691	121,518

Multi-Utilities – 0.5%
Ameren Corp.	1,992	146,093
CenterPoint Energy, Inc.(f)	4,374	124,397
Consolidated Edison, Inc.	674	58,166
Dominion Energy, Inc.	1,481	111,342

		439,998

		1,183,613

Consumer Staples – 1.1%
Beverages – 0.2%
Coca-Cola Amatil Ltd.	17,397	114,784
Coca-Cola European Partners PLC(d)	1,011	56,009
PepsiCo, Inc.	147	18,816

		189,609

Food & Staples Retailing – 0.3%
Casino Guichard Perrachon SA(c)	672	25,577
Koninklijke Ahold Delhaize NV	6,786	152,202
Lawson, Inc.	400	18,697
Sysco Corp.	288	19,820
Walmart, Inc.	400	40,576

		256,872

Food Products – 0.2%
General Mills, Inc.	1,979	97,842
Nestle SA	481	47,714
Salmar ASA	612	27,957

		173,513

Household Products – 0.2%
Procter & Gamble Co. (The)	2,422	249,248

Personal Products – 0.0%
Unilever PLC	437	26,660

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tobacco – 0.2%
British American Tobacco PLC	836	$29,039
Imperial Brands PLC	660	15,959
Philip Morris International, Inc.(f)	499	38,488
Swedish Match AB	2,187	98,721

		182,207

		1,078,109

Energy – 1.1%
Oil, Gas & Consumable Fuels – 1.1%
BP PLC	4,915	33,303
Chevron Corp.	243	27,665
Eni SpA	8,591	129,402
Exxon Mobil Corp.	1,044	73,884
Neste Oyj	3,912	132,064
Pembina Pipeline Corp.	649	23,154
Repsol SA	745	11,995
Royal Dutch Shell PLC – Class A	6,313	195,546
Royal Dutch Shell PLC – Class B	7,354	229,019
Snam SpA	24,926	125,189
TOTAL SA	409	21,206

		1,002,427

Materials – 1.0%
Chemicals – 0.4%
Akzo Nobel	1,531	128,955
LyondellBasell Industries NV – Class A	1,547	114,865
Mitsubishi Chemical Holdings Corp.	5,800	37,798
Sumitomo Chemical Co., Ltd.	27,200	116,891

		398,509

Metals & Mining – 0.6%
Alumina Ltd.	73,851	122,006
BHP Group Ltd.	6,222	161,679
BHP Group PLC	6,622	149,446
Fortescue Metals Group Ltd.	22,189	123,388

		556,519

Paper & Forest Products – 0.0%
Stora Enso Oyj – Class R	1,733	18,294

		973,322

Total Common Stocks (cost $23,973,025)		23,823,170

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 6.3%
Real Estate – 6.3%
Diversified REITs – 1.3%
Colony Capital, Inc. Series I 7.15%	4,600	$96,876
Gladstone Commercial Corp. Series D 7.00%	7,711	196,708
Global Net Lease, Inc. Series A 7.25%	7,900	202,398
PS Business Parks, Inc. Series W 5.20%(c)	1,600	39,072
PS Business Parks, Inc. Series Y 5.20%(c)	6,600	161,502
VEREIT, Inc. Series F 6.70%(c)	12,975	325,932
Vornado Realty Trust Series K 5.70%	4,000	100,120
Vornado Realty Trust Series L 5.40%	4,100	100,860

		1,223,468

Hotel & Resort REITs – 1.2%
Ashford Hospitality Trust, Inc. Series F 7.375%(c)	5,000	118,550
Ashford Hospitality Trust, Inc. Series G 7.375%	4,000	91,640
Ashford Hospitality Trust, Inc. Series I 7.50%(c)	2,350	54,450
Hersha Hospitality Trust Series C 6.875%	3,400	85,340
Hersha Hospitality Trust Series D 6.50%	2,100	50,820
Pebblebrook Hotel Trust Series D 6.375%(c)	3,700	97,495

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pebblebrook Hotel Trust Series E 6.375%	1,250	$31,588
Pebblebrook Hotel Trust Series F 6.30%	2,400	61,272
Summit Hotel Properties, Inc. Series D 6.45%	3,525	89,711
Summit Hotel Properties, Inc. Series E 6.25%	5,975	146,985
Sunstone Hotel Investors, Inc. Series E 6.95%	5,225	140,552
Sunstone Hotel Investors, Inc. Series F 6.45%	5,125	132,891

		1,101,294

Industrial REITs – 0.4%
Monmouth Real Estate Investment Corp. Series C 6.125%	7,600	184,680
Rexford Industrial Realty, Inc. Series A 5.875%(c)	3,400	85,901
Rexford Industrial Realty, Inc. Series B 5.875%	4,725	118,172

		388,753

Office REITs – 0.3%
City Office REIT, Inc. Series A 6.625%	7,000	178,430
SL Green Realty Corp. Series I 6.50%(c)	800	20,832
Vornado Realty Trust Series M 5.25%	2,400	57,456

		256,718

Residential REITs – 0.5%
American Homes 4 Rent Series E 6.35%(c)	5,875	157,333

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Investors Real Estate Trust Series C 6.625%	1,200	$30,564
UMH Properties, Inc. Series C 6.75%	7,000	174,230
UMH Properties, Inc. Series D 6.375%	5,800	138,794

		500,921

Retail REITs – 1.9%
Brookfield Property REIT, Inc. Series A 6.375%	4,300	106,468
Cedar Realty Trust, Inc. Series C 6.50%	4,425	100,049
Federal Realty Investment Trust Series C 5.00%	5,400	134,730
Kimco Realty Corp. Series K 5.625%(c)	4,600	116,380
Kimco Realty Corp. Series L 5.125%	7,550	176,897
National Retail Properties, Inc. Series F 5.20%	8,900	217,427
Saul Centers, Inc. Series D 6.125%(c)	8,000	196,080
SITE Centers Corp. Series A 6.375%	6,775	171,137
Spirit Realty Capital, Inc. Series A 6.00%(c)	4,300	106,683
Taubman Centers, Inc. Series J 6.50%	7,450	192,731
Taubman Centers, Inc. Series K 6.25%	2,800	72,660
Urstadt Biddle Properties, Inc. Series H 6.25%	5,250	137,970

		1,729,212

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Specialized REITs – 0.7%
Digital Realty Trust, Inc. Series J 5.25%		7,000	$175,000
EPR Properties Series G 5.75%		10,225	251,024
National Storage Affiliates Trust Series A 6.00%(c)		5,700	145,464
Public Storage Series C 5.125%		2,625	66,465
Public Storage Series V 5.375%		1,650	41,530
Public Storage Series W 5.20%		700	17,472

			696,955

Total Preferred Stocks (cost $5,830,351)			5,897,321

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 1.8%
Argentina – 0.1%
Argentine Republic Government International Bond 6.625%, 7/06/28	U.S.$	150	105,626

Dominican Republic – 0.2%
Dominican Republic International Bond 5.875%, 4/18/24(e)		200	210,099

Ecuador – 0.2%
Ecuador Government International Bond 9.65%, 12/13/26(e)		200	209,779

Egypt – 0.2%
Egypt Government International Bond 6.125%, 1/31/22(e)		200	202,000

Gabon – 0.1%
Gabon Government International Bond 6.375%, 12/12/24(e)		200	190,750

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Iraq – 0.1%
Iraq International Bond 6.752%, 3/09/23(e)	U.S.$	200	$198,250

Ivory Coast – 0.1%
Ivory Coast Government International Bond 5.375%, 7/23/24(e)		200	193,000

Lebanon – 0.1%
Lebanon Government International Bond Series G 6.60%, 11/27/26(e)		155	120,405

Senegal – 0.2%
Senegal Government International Bond 6.25%, 7/30/24(e)		200	207,000

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.85%, 3/14/24(e)		200	199,401

Turkey – 0.1%
Turkey Government International Bond 7.625%, 4/26/29		200	194,933

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 9/01/22(e)		200	199,500

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(e)		200	129,000

Total Emerging Markets – Sovereigns (cost $2,417,850)			2,359,743

EMERGING MARKETS – TREASURIES – 0.3%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	307	82,098
Series NTNF 10.00%, 1/01/23		343	93,822

			175,920

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Africa – 0.1%
Republic of South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	1,066	$81,348

Total Emerging Markets – Treasuries (cost $273,473)			257,268

GOVERNMENTS – TREASURIES – 0.3%
Indonesia – 0.2%
Indonesia Treasury Bond Series FR70 8.375%, 3/15/24	IDR	1,105,000	79,581
Series FR71 9.00%, 3/15/29		1,438,000	106,174

			185,755

Nigeria – 0.1%
Nigeria Treasury Bills Zero Coupon 1/30/20-3/19/20	NGN	26,360	66,705

Total Governments – Treasuries (cost $255,769)			252,460

EMERGING MARKETS – CORPORATE BONDS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Fidelity Bank PLC 10.50%, 10/16/22(e) (cost $198,618)	U.S.$	200	211,500

		Shares
SHORT-TERM INVESTMENTS – 17.2%
Investment Companies – 17.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(a)(b)(g) (cost $16,101,686)		16,101,686	16,101,686

Total Investments Before Security Lending Collateral for Securities Loaned – 95.7% (cost $92,548,730)			89,768,711

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.2%
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(a)(b)(g) (cost $2,093,350)	2,093,350	$2,093,350

Total Investments – 97.9% (cost $94,642,080)		91,862,061
Other assets less liabilities – 2.1%		1,962,176

Net Assets – 100.0%		$93,824,237

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	9	June 2019	$886,453	$39,151
10 Yr Mini Japan Government Bond Futures	34	June 2019	4,806,404	18,730
Amsterdam Index Futures	2	June 2019	241,430	(2,963)
CAC40 10 Euro Futures	11	June 2019	637,167	(10,093)
Canadian 10 Yr Bond Futures	5	September 2019	528,448	4,638
DAX Index Futures	2	June 2019	654,985	7,480
Euro STOXX 50 Index Futures	14	June 2019	512,213	(699)
FTSE 100 Index Futures	2	June 2019	180,813	459
FTSE/MIB Index Futures	1	June 2019	110,576	(2,009)
IBEX 35 Index Futures	2	June 2019	200,542	(1,533)
Long Gilt Futures	5	September 2019	819,550	1,954
OMXS30 Index Futures	44	June 2019	700,255	(36,118)
S&P 500 E-Mini Futures	19	June 2019	2,614,970	(69,895)
S&P TSX 60 Index Futures	1	June 2019	142,202	(742)
SPI 200 Futures	2	June 2019	222,053	6,636
TOPIX Index Futures	4	June 2019	555,899	(33,690)

Sold Contracts
Hang Seng Index Futures	4	June 2019	681,595	9,850
Mini S&P TSX 60 Futures	2	June 2019	71,101	(482)
MSCI EAFE Futures	8	June 2019	727,160	15,438
MSCI Singapore IX ETS Futures	29	June 2019	736,664	16,102
S&P 500 E-Mini Futures	21	June 2019	2,890,230	66,685
S&P TSX 60 Index Futures	2	June 2019	284,404	(717)

				$28,182

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	101,352	USD	1,447	7/16/19	$(2,985)
Barclays Bank PLC	PHP	43,523	USD	836	6/10/19	2,213
Barclays Bank PLC	TWD	14,638	USD	475	6/10/19	10,990
Barclays Bank PLC	CHF	150	USD	151	6/17/19	1,276
Barclays Bank PLC	USD	191	CNY	1,287	7/25/19	(4,924)
Barclays Bank PLC	USD	831	CNY	5,750	7/25/19	27
Barclays Bank PLC	USD	323	PHP	17,008	6/10/19	3,137
Barclays Bank PLC	USD	661	INR	46,798	7/16/19	8,417
Barclays Bank PLC	USD	779	INR	54,451	7/16/19	(226)
BNP Paribas SA	TWD	11,783	USD	383	6/10/19	9,523
BNP Paribas SA	CZK	7,714	USD	342	6/17/19	8,274
BNP Paribas SA	SEK	7,499	USD	814	6/17/19	22,694
BNP Paribas SA	NZD	1,058	USD	701	6/17/19	8,351
BNP Paribas SA	CAD	788	USD	585	6/17/19	1,473
BNP Paribas SA	USD	819	NZD	1,237	6/17/19	(9,775)
Citibank, NA	KRW	1,554,417	USD	1,325	8/26/19	13,727
Citibank, NA	JPY	160,427	USD	1,446	6/17/19	(36,030)
Citibank, NA	MXN	14,130	USD	714	6/17/19	(5,432)
Citibank, NA	RUB	6,640	USD	101	8/06/19	82
Citibank, NA	BRL	1,617	USD	410	6/04/19	(1,751)
Citibank, NA	EUR	950	USD	1,094	6/17/19	31,799
Citibank, NA	USD	731	EUR	648	6/17/19	(6,122)
Citibank, NA	USD	544	AUD	769	6/17/19	(10,165)
Citibank, NA	USD	407	BRL	1,617	6/04/19	5,086
Citibank, NA	USD	575	PEN	1,942	7/12/19	(2,313)
Citibank, NA	USD	539	MXN	10,625	6/17/19	2,240
Citibank, NA	USD	404	PHP	21,231	6/10/19	3,303
Citibank, NA	USD	228	COP	773,310	7/12/19	228
Credit Suisse International	NOK	4,587	USD	534	6/17/19	9,731
Credit Suisse International	NZD	1,399	USD	947	6/17/19	31,600
Credit Suisse International	USD	345	EUR	302	6/17/19	(7,367)
Credit Suisse International	USD	1,043	CAD	1,370	6/17/19	(28,613)
Credit Suisse International	USD	1,137	NZD	1,678	6/17/19	(39,208)
Credit Suisse International	USD	790	SEK	7,499	6/17/19	1,517
Credit Suisse International	USD	515	MXN	9,951	6/17/19	(8,449)
Credit Suisse International	USD	834	TWD	26,375	6/10/19	1,728
Goldman Sachs International	BRL	3,124	USD	781	7/02/19	(12,591)
Morgan Stanley Capital Services, Inc.	COP	778,259	USD	235	7/12/19	4,632
Morgan Stanley Capital Services, Inc.	BRL	1,617	USD	401	6/04/19	(10,891)
Morgan Stanley Capital Services, Inc.	USD	400	BRL	1,617	7/02/19	10,821
Morgan Stanley Capital Services, Inc.	USD	410	BRL	1,617	6/04/19	1,751
Morgan Stanley Capital Services, Inc.	USD	1,501	RUB	99,328	8/06/19	3,161
Morgan Stanley Capital Services, Inc.	USD	356	IDR	5,165,429	8/22/19	732
Natwest Markets PLC	CLP	946,116	USD	1,357	7/12/19	24,404
Natwest Markets PLC	PEN	4,743	USD	1,426	7/12/19	26,908

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	USD	688	CLP	490,485	7/12/19	$2,968
Standard Chartered Bank	CNY	10,899	USD	1,620	7/25/19	45,194
Standard Chartered Bank	USD	1,247	IDR	18,101,334	8/22/19	2,926
State Street Bank & Trust Co.	HUF	72,018	USD	260	6/17/19	12,164
State Street Bank & Trust Co.	JPY	21,435	USD	194	6/17/19	(3,572)
State Street Bank & Trust Co.	JPY	14,896	USD	138	9/13/19	(631)
State Street Bank & Trust Co.	CZK	8,618	USD	373	9/13/19	(487)
State Street Bank & Trust Co.	THB	7,042	USD	226	6/17/19	3,375
State Street Bank & Trust Co.	THB	6,339	USD	198	6/17/19	(2,662)
State Street Bank & Trust Co.	CZK	5,960	USD	257	6/17/19	(339)
State Street Bank & Trust Co.	NOK	6,967	USD	817	6/17/19	20,028
State Street Bank & Trust Co.	NOK	2,293	USD	262	6/17/19	(43)
State Street Bank & Trust Co.	CZK	1,390	USD	61	6/17/19	949
State Street Bank & Trust Co.	PLN	1,314	USD	345	6/17/19	1,621
State Street Bank & Trust Co.	PLN	878	USD	229	9/13/19	(577)
State Street Bank & Trust Co.	AUD	1,126	USD	803	6/17/19	21,875
State Street Bank & Trust Co.	ZAR	560	USD	40	6/28/19	1,398
State Street Bank & Trust Co.	CHF	846	USD	838	6/17/19	(7,353)
State Street Bank & Trust Co.	ILS	429	USD	121	6/17/19	2,194
State Street Bank & Trust Co.	CAD	730	USD	547	6/17/19	6,839
State Street Bank & Trust Co.	NZD	284	USD	192	6/17/19	6,594
State Street Bank & Trust Co.	NZD	230	USD	150	6/17/19	(832)
State Street Bank & Trust Co.	HKD	182	USD	23	6/17/19	(9)
State Street Bank & Trust Co.	EUR	207	USD	232	6/17/19	342
State Street Bank & Trust Co.	DKK	160	USD	24	6/17/19	187
State Street Bank & Trust Co.	GBP	173	USD	226	6/17/19	7,291
State Street Bank & Trust Co.	USD	315	CAD	419	6/17/19	(4,951)
State Street Bank & Trust Co.	USD	487	CHF	494	6/17/19	7,422
State Street Bank & Trust Co.	USD	311	EUR	277	6/17/19	(1,007)
State Street Bank & Trust Co.	USD	120	AUD	171	6/17/19	(1,151)
State Street Bank & Trust Co.	USD	664	CHF	659	6/17/19	(5,035)
State Street Bank & Trust Co.	USD	129	AUD	186	6/17/19	456
State Street Bank & Trust Co.	USD	457	SEK	4,343	6/17/19	1,062
State Street Bank & Trust Co.	USD	1,151	NZD	1,683	6/17/19	(49,179)
State Street Bank & Trust Co.	USD	207	AUD	298	9/13/19	721
State Street Bank & Trust Co.	USD	39	ZAR	560	6/28/19	(494)
State Street Bank & Trust Co.	USD	510	TRY	2,931	6/17/19	(11,373)
State Street Bank & Trust Co.	USD	344	PLN	1,314	6/17/19	(561)
State Street Bank & Trust Co.	USD	422	THB	13,381	6/17/19	1,077
State Street Bank & Trust Co.	USD	187	NOK	1,618	6/17/19	(1,925)
State Street Bank & Trust Co.	USD	387	MXN	7,508	6/17/19	(4,566)
State Street Bank & Trust Co.	USD	242	SEK	2,291	9/13/19	1,201
State Street Bank & Trust Co.	USD	813	JPY	90,499	6/17/19	22,502
State Street Bank & Trust Co.	USD	331	NOK	2,900	6/17/19	895
State Street Bank & Trust Co.	USD	655	CZK	15,064	6/17/19	(3,832)
State Street Bank & Trust Co.	USD	311	THB	9,803	9/13/19	(93)
State Street Bank & Trust Co.	USD	252	HUF	72,018	6/17/19	(4,446)

						$129,146

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(h)	Citibank, NA	240	EUR	3,350.00	June 2019	EUR	804	$17,577	$(4,626)
FTSE 100 Index(h)	UBS AG	20	GBP	7,200.00	June 2019	GBP	144	3,303	(1,647)
FTSE 100 Index(h)	UBS AG	30	GBP	7,200.00	June 2019	GBP	216	4,643	(2,470)
Nikkei 225 Index(h)	Goldman Sachs International	1,000	JPY	22,125.00	June 2019	JPY	22,125	2,982	(20)
Nikkei 225 Index(h)	Goldman Sachs International	1,000	JPY	21,125.00	June 2019	JPY	21,125	2,930	(798)
Nikkei 225 Index(h)	Goldman Sachs International	1,000	JPY	21,125.00	June 2019	JPY	21,125	1,551	(799)
S&P 500 Index(h)	Goldman Sachs International	300	USD	2,880.00	June 2019	USD	864	15,036	(986)
S&P 500 Index(h)	Goldman Sachs International	300	USD	2,805.00	June 2019	USD	842	10,674	(6,080)
S&P 500 Index(h)	Goldman Sachs International	400	USD	2,805.00	June 2019	USD	1,122	12,712	(8,107)

								$71,408	$(25,533)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(h)	Citibank, NA	240	EUR	3,350.00	June 2019	EUR	804	$20,798	$(25,677)
FTSE 100 Index(h)	UBS AG	20	GBP	7,200.00	June 2019	GBP	144	3,303	(2,856)
FTSE 100 Index(h)	UBS AG	30	GBP	7,200.00	June 2019	GBP	216	5,053	(4,284)
Nikkei 225 Index(h)	Goldman Sachs International	1,000	JPY	21,125.00	June 2019	JPY	21,125	5,029	(5,721)
Nikkei 225 Index(h)	Goldman Sachs International	1,000	JPY	21,125.00	June 2019	JPY	21,125	3,903	(5,721)
Nikkei 225 Index(h)	Goldman Sachs International	1,000	JPY	22,125.00	June 2019	JPY	22,125	5,623	(14,171)
S&P 500 Index(h)	Goldman Sachs International	300	USD	2,805.00	June 2019	USD	842	15,616	(21,583)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
S&P 500 Index(h)	Goldman Sachs International	400	USD	2,805.00	June 2019	USD	1,122	$20,719	$(28,778)
S&P 500 Index(h)	Goldman Sachs International	300	USD	2,880.00	June 2019	USD	864	19,593	(38,958)

								$99,637	$(147,749)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)%	Quarterly	3.55%	USD	1,038	$(69,945)	$(58,267)	$(11,678)
iTraxxx Xover Series 31, 5 Year Index, 6/20/24*	(5.00)	Quarterly	3.08	EUR	230	(24,854)	(21,652)	(3,202)

Sale Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	3.55	USD	1,038	69,945	61,446	8,499
iTraxxx Xover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	3.08	EUR	230	24,876	25,748	(872)

						$22	$7,275	$(7,253)

*	Termination date

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 310	8/21/20	3 Month LIBOR	1.620%	Quarterly/Semi-Annual	$(939)	$—	$(939)
USD 1,050	1/10/22	3 Month LIBOR	1.941%	Quarterly/Semi-Annual	3,840	—	3,840
EUR 110	6/02/27	6 Month EURIBOR	0.762%	Semi-Annual/ Annual	7,148	—	7,148
USD 210	10/10/27	3 Month LIBOR	2.354%	Quarterly/Semi-Annual	4,813	—	4,813
USD 280	11/08/27	3 Month LIBOR	2.326%	Quarterly/Semi-Annual	5,851	—	5,851
USD 360	12/27/27	3 Month LIBOR	2.492%	Quarterly/Semi-Annual	14,433	—	14,433
USD 1,200	1/09/28	3 Month LIBOR	2.468%	Quarterly/Semi-Annual	47,322	—	47,322
USD 300	1/16/28	3 Month LIBOR	2.558%	Quarterly/Semi-Annual	13,707	—	13,707
USD 350	1/23/28	3 Month LIBOR	2.690%	Quarterly/Semi-Annual	19,881	—	19,881
USD 660	3/09/28	3 Month LIBOR	2.931%	Quarterly/Semi-Annual	46,533	—	46,533
USD 120	4/25/28	3 Month LIBOR	3.011%	Quarterly/Semi-Annual	9,441	—	9,441
EUR 1,870	7/16/28	6 Month EURIBOR	0.871%	Semi-Annual/ Annual	136,730	—	136,730
NOK 1,460	10/11/28	6 Month NIBOR	2.396%	Semi-Annual/ Annual	9,079	—	9,079
NOK 9,390	11/13/28	6 Month NIBOR	2.322%	Semi-Annual/ Annual	50,177	—	50,177
CHF 760	11/13/28	6 Month LIBOR	0.510%	Semi-Annual/ Annual	51,939	—	51,939
CHF 460	11/13/28	0.510%	6 Month LIBOR	Annual/ Semi-Annual	(32,694)	(29,746)	(2,948)
NOK 1,720	12/11/28	6 Month NIBOR	2.172%	Semi-Annual/ Annual	4,875	—	4,875
CAD 1,230	12/11/28	2.572%	3 Month CDOR	Semi-Annual/ Semi-Annual	(54,183)	—	(54,183)
CAD 890	12/11/28	3 Month CDOR	2.572%	Semi-Annual/ Semi-Annual	39,498	36,531	2,967
AUD 2,430	12/13/28	2.668%	6 Month BBSW	Semi-Annual/ Semi-Annual	(148,919)	—	(148,919)
AUD 350	12/13/28	6 Month BBSW	2.668%	Semi-Annual/ Semi-Annual	21,428	20,718	710
CHF 990	1/11/29	6 Month LIBOR	0.299%	Semi-Annual/ Annual	47,230	—	47,230
NZD 520	1/11/29	3 Month BKBM	2.653%	Quarterly/Semi-Annual	25,636	—	25,636

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
NZD 520	1/11/29	2.653%	3 Month BKBM	Semi-Annual/ Quarterly	$(25,501)	$(22,969)	$(2,532)
NOK 3,780	2/08/29	6 Month NIBOR	2.072%	Semi-Annual/ Annual	6,235	—	6,235
USD 590	2/14/29	3 Month LIBOR	2.707%	Quarterly/Semi-Annual	36,501	—	36,501
NOK 1,100	3/07/29	6 Month NIBOR	2.083%	Semi-Annual/ Annual	1,918	—	1,918
NOK 2,190	4/04/29	6 Month NIBOR	2.003%	Semi-Annual/ Annual	1,845	—	1,845
EUR 530	4/04/29	0.482%	6 Month EURIBOR	Annual/ Semi-Annual	(10,499)	—	(10,499)
EUR 380	4/04/29	6 Month EURIBOR	0.482%	Semi-Annual/ Annual	7,830	(6,684)	14,514
CAD 490	4/15/29	2.204%	3 Month CDOR	Semi-Annual/ Semi-Annual	(9,139)	2	(9,141)
AUD 300	4/16/29	2.188%	6 Month BBSW	Semi-Annual/ Semi-Annual	(8,725)	—	(8,725)
SEK 5,770	4/17/29	3 Month STIBOR	0.933%	Quarterly/Annual	15,813	—	15,813
CHF 1,180	4/17/29	6 Month LIBOR	0.106%	Semi-Annual/ Annual	29,029	—	29,029
NZD 1,110	4/17/29	3 Month BKBM	2.305%	Quarterly/Semi-Annual	26,376	—	26,376
USD 540	4/17/29	2.554%	3 Month LIBOR	Semi-Annual/ Quarterly	(22,454)	—	(22,454)
NZD 270	4/17/29	2.305%	3 Month BKBM	Semi-Annual/ Quarterly	(6,416)	(6,313)	(103)
EUR 210	4/17/29	0.564%	6 Month EURIBOR	Annual/ Semi-Annual	(5,964)	—	(5,964)
USD 130	5/02/29	3 Month LIBOR	2.501%	Quarterly/Semi-Annual	4,787	—	4,787
EUR 200	5/03/29	6 Month EURIBOR	0.523%	Semi-Annual/ Annual	4,574	—	4,574
AUD 470	5/06/29	2.040%	6 Month BBSW	Semi-Annual/ Semi-Annual	(9,279)	—	(9,279)
NZD 510	5/07/29	3 Month BKBM	2.193%	Quarterly/Semi-Annual	8,547	—	8,547
USD 400	6/04/29	2.132%	3 Month LIBOR	Semi-Annual/ Quarterly	(1,386)	—	(1,386)
USD 220	8/21/45	3 Month LIBOR	2.630%	Quarterly/Semi-Annual	15,101	—	15,101
USD 70	9/04/45	3 Month LIBOR	2.708%	Quarterly/Semi-Annual	5,459	—	5,459

					$387,478	$(8,461)	$395,939

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD 8,300	1/05/23	2.163%	CPI#	Maturity	$(127,733)
Bank of America, NA	USD 610	1/19/23	2.213%	CPI#	Maturity	(11,298)
Deutsche Bank AG	USD 1,920	10/01/20	1.273%	CPI#	Maturity	48,285
JPMorgan Chase Bank, NA	USD 400	11/10/21	1.896%	CPI#	Maturity	906

						$(89,840)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
GSABHY01(1)	0.66%	Quarterly	USD 962	2/18/20	$14,730
JPMorgan Chase Bank, NA
JPABSAA1(2)	0.11%	Maturity	USD 30,434	6/28/19	– 0	–
JPQABHY1(3)	0.06%	Quarterly	USD 1,053	2/18/20	20,321

					$35,051

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Non-income producing security.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, the aggregate market value of these securities amounted to $2,470,488 or 2.6% of net assets.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NGN – Nigerian Naira

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CAC – Cotation Assistée en Continu (Continuous Assisted Quotation)

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

LIBOR – London Interbank Offered Rates

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

38 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the (long/short) basket holdings underlying the total return swap with GSABHY01 as of May 31, 2019.

Security Description	Shares	Current Notional	Percent of Basket’s Value
GSABHYS1	(11,919)	$(1,072,687)	(111.5)%
Russell 2000 Index_RTY	23	34,310	3.6%
Russell 1000 Index_RIY	22	33,595	3.5%

(2)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with JPABSAA1 as of May 31, 2019.

Security Description	Shares	Current Notional	Percent of Basket’s Value
S&P 500 Total Return	(2,384)	$(13,331,895)	(43.8)%
MSCI Daily TR Gross EAFE	(1,085)	(8,297,855)	(27.3)%
JPMorgan Cash	(19,887)	(5,946,246)	(19.5)%
MSCI Daily TR	(119)	(858,847)	(2.8)%
Nice Ltd.	52	721,984	2.4%
Roche Holding AG	2,692	703,859	2.3%
Microsoft Corp.	4,945	613,234	2.0%
Fidelity National Financial	14,949	583,025	1.9%
Royal Dutch Shell PLC	178	555,837	1.8%
Merck & Co Inc.	6,921	546,775	1.8%
Raytheon Co.	2,969	516,566	1.7%
Ross Stores Inc.	5,554	516,566	1.7%
Booz Allen Hamilton Holding Co.	8,152	513,545	1.7%
Automatic Data Processing Inc.	3,172	507,504	1.7%
Philip Morris International Inc.	6,238	480,316	1.6%
Oracle Corp.	9,359	477,295	1.6%
Nippon Telegraph & Telephone Co.	10,582	474,274	1.6%
Paychex Inc.	5,515	474,274	1.6%
Toronto-Dominion Bank/The	8,609	471,253	1.5%
Apple Inc.	2,693	471,253	1.5%
Check Point Software Technology	4,257	468,233	1.5%
RELX PLC	19,880	465,212	1.5%
TJX Cos Inc./The	9,063	453,128	1.5%
HKT Trust & HKT Ltd.	292,117	447,087	1.5%
Novo Nordisk A/S	9,498	446,487	1.5%
Royal Bank of Canada	5,565	419,899	1.4%
Walmart Inc.	4,157	419,899	1.4%
Gilead Sciences Inc.	6,334	392,711	1.3%
Dollar General Corp.	3,068	389,690	1.3%
AutoZone Inc.	379	389,690	1.3%
Comcast Corp.	9,357	383,649	1.3%
McDonald’s Corp.	1,922	380,628	1.3%
Nippon Building Fund Inc.	54	371,565	1.2%
Pfizer Inc.	8,847	371,565	1.2%
Oracle Corp. Japan	5,142	359,482	1.2%
Wolters Kluwer NV	5,077	356,461	1.2%
British American Tobacco PLC	102	353,440	1.2%
Salmar ASA	7,536	344,378	1.1%
Aristocrat Leisure Ltd.	17,139	344,378	1.1%
Vonovia SE	6,229	326,252	1.1%
EDP – Energias de Portugal SA	97,591	326,252	1.1%

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
NN Group NV	8,292	$314,169	1.0%
Eli Lilly & Co.	2,656	308,127	1.0%
TELUS Corp.	8,249	305,106	1.0%
Home Depot Inc./The	1,606	305,106	1.0%
Unilever PLC	50	302,086	1.0%
Bristol-Myers Squibb Co.	6,713	302,086	1.0%
Merlin Properties Socimi SA	22,139	296,044	1.0%
Visa Inc.	1,764	283,960	0.9%
CME Group Inc.	1,463	280,940	0.9%
Other	194,022	9,672,779	31.8%

(3)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with JPQABHY1 as of May 31, 2019.

Security Description	Shares	Current Notional	Percent of Basket’s Value
JPMorgan Cash	(1,036)	$(309,615)	(29.4)%
Aramark	934	32,686	3.1%
Molina Healthcare Inc.	226	32,129	3.1%
SBA Communications Corp.	147	31,651	3.0%
Centene Corp.	529	30,694	2.9%
Service Corp International/US	696	30,607	2.9%
Worldpay Inc.	246	30,056	2.9%
Ball Corp.	490	29,904	2.8%
Hilton Worldwide Holdings Inc.	336	29,892	2.8%
WR Grace & Co.	427	29,875	2.8%
Tribune Media Co.	649	29,857	2.8%
VeriSign Inc.	153	29,842	2.8%
PQ Group Holdings Inc.	1,978	29,674	2.8%
IQVIA Holdings Inc.	218	29,646	2.8%
MSCI Inc.	135	29,630	2.8%
Norwegian Cruise Line Holdings	537	29,536	2.8%
Equinix Inc.	61	29,481	2.8%
First Data Corp.	1,175	29,372	2.8%
Ally Financial Inc.	1,013	29,364	2.8%
Charles River Laboratories Int.	234	29,282	2.8%
PulteGroup Inc.	941	29,172	2.8%
Elanco Animal Health Inc.	941	29,168	2.8%
Lamar Advertising Co.	372	29,054	2.8%
Avon Products Inc.	7,260	29,039	2.8%
Starwood Property Trust Inc.	1,319	29,022	2.8%
PTC Inc.	345	29,004	2.8%
NRG Energy Inc.	852	28,977	2.8%
Freeport-McMoRan Inc.	2,886	28,860	2.7%
Lennar Corp.	577	28,853	2.7%
AES Corp./VA	1,802	28,826	2.7%
CNO Financial Group Inc.	1,801	28,821	2.7%
Ladder Capital Corp.	1,801	28,815	2.7%
CyrusOne Inc.	487	28,731	2.7%
CIT Group Inc.	597	28,648	2.7%
Vistra Energy Corp.	1,190	28,563	2.7%
Masonite International Corp.	594	28,510	2.7%
CDW Corp./DE	291	28,497	2.7%

40 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Group 1 Automotive Inc.	395	$28,418	2.7%
Diamondback Energy Inc.	288	28,239	2.7%
Boyd Gaming Corp.	1,165	27,964	2.7%
US Foods Holding Corp.	798	27,936	2.7%
Olin Corp.	1,393	27,865	2.6%
Crown Holdings Inc.	502	27,619	2.6%
Steel Dynamics Inc.	1,102	27,555	2.6%
Fiat Chrysler Automobiles NV	2,100	27,302	2.6%
Dell Technologies Inc.	446	26,732	2.5%
Nabors Industries Ltd.	(12,544)	(25,088)	(2.4)%
CNX Resources Corp.	(3,091)	(24,730)	(2.3)%
DISH Network Corp.	(685)	(24,675)	(2.3)%
Loews Corp.	(472)	(24,049)	(2.3)%
Other	(105,086)	(884,099)	(84.0)%

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

STATEMENT OF ASSETS & LIABILITIES

May 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $38,960,498)	$38,569,159	(a)
Affiliated issuers (cost $55,681,582—including investment of cash collateral for securities loaned of $2,093,350)	53,292,902
Cash collateral due from broker	269,801
Foreign currencies, at value (cost $3,382,892)	3,337,406
Receivable for terminated total return swaps	830,315
Unrealized appreciation on forward currency exchange contracts	421,106
Receivable for capital stock sold	328,652
Affiliated dividends receivable	248,584
Unaffiliated dividends and interest receivable	227,088
Receivable for newly entered centrally cleared credit default swaps	93,407
Receivable for newly entered centrally cleared interest rate swaps	69,911
Receivable for investment securities sold and foreign currency transactions	64,130
Unrealized appreciation on inflation swaps	49,191
Unrealized appreciation on total return swaps	35,051
Receivable for variation margin on centrally cleared swaps	12,921

Total assets	97,849,624

Liabilities
Options written, at value (premiums received $171,045)	173,282
Payable for collateral received on securities loaned	2,093,350
Cash collateral due to broker	790,000
Payable for investment securities purchased and foreign currency transactions	312,570
Unrealized depreciation on forward currency exchange contracts	291,960
Unrealized depreciation on inflation swaps	139,031
Payable for capital stock redeemed	51,928
Payable for variation margin on futures	19,295
Directors’ fees payable	6,845
Distribution fee payable	2,394
Advisory fee payable	1,262
Transfer Agent fee payable	1,177
Payable for newly entered centrally cleared interest rate swaps	59,582
Accrued expenses and other liabilities	82,711

Total liabilities	4,025,387

Net Assets	$93,824,237

Composition of Net Assets
Capital stock, at par	$982
Additional paid-in capital	101,258,605
Accumulated loss	(7,435,350)

	$93,824,237

(a)	Includes securities on loan with a value of $3,477,862 (see Note E).

See notes to financial statements.

42 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value
Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,793,902	712,160	$9.54	*

C	$934,970	98,031	$9.54

Advisor	$86,095,365	9,011,609	$9.55

*	The maximum offering price per share for Class A shares was $9.96 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 43

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2019 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $34,971)	$864,655
Affiliated issuers	1,613,788
Interest (net of foreign taxes withheld of $62)	127,642	$2,606,085

Expenses
Advisory fee (see Note B)	280,533
Distribution fee—Class A	7,814
Distribution fee—Class C	4,136
Transfer agency—Class A	980
Transfer agency—Class C	146
Transfer agency—Advisor Class	14,784
Custodian	86,525
Audit and tax	53,630
Administrative	37,281
Registration fees	26,636
Legal	21,887
Printing	12,502
Directors’ fees	12,410
Miscellaneous	19,502

Total expenses before bank overdraft expense	578,766
Bank overdraft expense	2,894

Total expenses	581,660
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(303,615)

Net expenses		278,045

Net investment income		2,328,040

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(2,948,176)
Investment transactions(a)	(1,142,643)
Forward currency exchange contracts	522,684
Futures	262,449
Options written	(283,200)
Swaps	1,266,824
Foreign currency transactions	(151,157)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	3,214,141
Investments(b)	2,008,280
Forward currency exchange contracts	(87,147)
Futures	(38,346)
Options written	(15,389)
Swaps	181,140
Foreign currency denominated assets and liabilities	(28,201)

Net gain on investment and foreign currency transactions	2,761,259

Net Increase in Net Assets from Operations	$5,089,299

(a)	Net of foreign capital gains taxes of $5,002.

(b)	Net of increase in accrued foreign capital gains taxes of $88.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 45

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,328,040	$5,769,185
Net realized loss on investment and foreign currency transactions	(2,473,219)	(3,190,201)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,234,478	(7,917,084)
Contributions from Affiliates (see Note B)	– 0	–	297

Net increase (decrease) in net assets from operations	5,089,299	(5,337,803)
Distributions to Shareholders
Class A	(143,710)	(348,982)
Class C	(16,347)	(30,983)
Advisor Class	(2,298,580)	(6,879,566)
Net increase (decrease)	(12,926,718)	21,377,562

Total increase (decrease)	(10,296,056)	8,780,228
Net Assets
Beginning of period	104,120,293	95,340,065

End of period	$93,824,237	$104,120,293

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for

48 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS (continued)

unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2019:

Investments in Securities:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$40,865,563	$	– 0	–	$	– 0	–	$40,865,563
Common Stocks:
Information Technology	4,276,486		291,858			– 0	–	4,568,344
Financials	1,750,270		1,952,416			– 0	–	3,702,686
Consumer Discretionary	1,726,238		1,276,339			– 0	–	3,002,577
Industrials	1,318,041		1,039,628			– 0	–	2,357,669

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Health Care	$1,833,121		$397,030		$	– 0	–	$2,230,151
Communication Services	1,780,698		357,578			– 0	–	2,138,276
Real Estate	1,035,787		550,209			– 0	–	1,585,996
Utilities	874,119		309,494			– 0	–	1,183,613
Consumer Staples	546,376		531,733			– 0	–	1,078,109
Energy	124,703		877,724			– 0	–	1,002,427
Materials	114,865		858,457			– 0	–	973,322
Preferred Stocks	5,897,321		– 0	–		– 0	–	5,897,321
Emerging Markets – Sovereigns	– 0	–	2,359,743			– 0	–	2,359,743
Emerging Markets – Treasuries	– 0	–	257,268			– 0	–	257,268
Governments – Treasuries	– 0	–	252,460			– 0	–	252,460
Emerging Markets – Corporate Bonds	– 0	–	211,500			– 0	–	211,500
Short-Term Investments	16,101,686		– 0	–		– 0	–	16,101,686
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,093,350		– 0	–		– 0	–	2,093,350

Total Investments in Securities	80,338,624		11,523,437			– 0	–	91,862,061
Other Financial Instruments(a):
Assets:
Futures	146,596		40,527			– 0	–	187,123	(b)
Forward Currency Exchange Contracts	– 0	–	421,106			– 0	–	421,106
Centrally Cleared Credit Default Swaps	– 0	–	94,821			– 0	–	94,821	(b)
Centrally Cleared Interest Rate Swaps	– 0	–	723,576			– 0	–	723,576	(b)
Inflation (CPI) Swaps	– 0	–	49,191			– 0	–	49,191
Total Return Swaps	– 0	–	35,051			– 0	–	35,051
Liabilities:
Futures	(71,836)		(87,105)			– 0	–	(158,941	)(b)
Forward Currency Exchange Contracts	– 0	–	(291,960)			– 0	–	(291,960)
Call Options Written	– 0	–	(25,533)			– 0	–	(25,533)
Put Options Written	– 0	–	(147,749)			– 0	–	(147,749)
Centrally Cleared Credit Default Swaps	– 0	–	(94,799)			– 0	–	(94,799	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–	(336,098)			– 0	–	(336,098	)(b)
Inflation (CPI) Swaps	– 0	–	(139,031)			– 0	–	(139,031)

Total	$80,413,384		$11,765,434		$	– 0	–	$92,178,818

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% for the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended May 31, 2019, such reimbursements/waivers amounted to $152,091. The Expense Caps may not be terminated by the Adviser before February 28, 2020. Any fees waived and expenses borne by the Adviser through May 10, 2016 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to repayment amounted to $192,023 for the year ended November 30, 2016. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc.

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(“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

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At the November 14, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

During the year ended November 30, 2018, the Adviser reimbursed the Fund $297 for trading losses incurred due to a trade entry error.

The Fund currently invests in AB High Income Fund, Inc. (“ABHI”), an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2020 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Fund. For the six months ended May 31, 2019, such waiver amounted to $106,592.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $7,200.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2019 is as follows:

											Distributions
Fund	Market Value 11/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 5/31/19 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$3,669	$80,981	$68,548	$	– 0	–	$	– 0	–	$16,102	$168	$	– 0	–
AB High Income Fund, Inc.	52,851	6,793	24,812		(2,948)			3,214		35,098	1,424		– 0	–
Government Money Market Portfolio*	3,128	16,765	17,800		– 0	–		– 0	–	2,093	22		– 0	–

Total					$(2,948)			$3,214		$53,293	$1,614	$	– 0	–

* Investments of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2019, the Adviser voluntarily agreed to waive such fees in the amount of $37,281.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,889 for the six months ended May 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,139 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2019.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2019 amounted to $17,761, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,361 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the

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current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$28,899,563		$52,469,144
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,835,405
Gross unrealized depreciation	(5,126,436)

Net unrealized depreciation	$(2,291,031)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets

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and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended May 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in

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foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended May 31, 2019, the Fund held written options for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the six months ended May 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended May 31, 2019, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of May 31, 2019, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $1,294,844.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended May 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended May 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include

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provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended May 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$64,473	*

Equity contracts	Receivable/Payable for variation margin on futures	122,650	*	Receivable/Payable for variation margin on futures	$158,941	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	8,499	*	Receivable/Payable for variation margin on centrally cleared swaps	15,752	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	673,011	*	Receivable/Payable for variation margin on centrally cleared swaps	277,072	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	421,106		Unrealized depreciation on forward currency exchange contracts	291,960

Equity contracts				Options written, at value	173,282

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Unrealized appreciation on inflation swaps	$49,191	Unrealized depreciation on inflation swaps	$139,031

Equity contracts	Unrealized appreciation on total return swaps	35,051

Total		$1,373,981		$1,056,038

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$296,889	$15,181

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(34,440)	(53,527)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	522,684	(87,147)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(283,200)	(15,389)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(34,182)	$596,431

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	321,369	(450,342)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	979,637	35,051

Total		$1,768,757	$40,258

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2019:

Futures:
Average notional amount of buy contracts	$15,323,420
Average notional amount of sale contracts	$5,827,512
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,132,819
Average principal amount of sale contracts	$16,553,679
Options Written:
Average notional amount	$10,153,769
Inflation Swaps:
Average notional amount	$11,230,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$23,050,657
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,294,844	(a)
Average notional amount of sale contracts	$2,463,818	(b)
Total Return Swaps:
Average notional amount	$72,435,720

(a)	Positions were open for one month during the period.

(b)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$26,060	$(8,135)		$	– 0	–	$	– 0	–	$17,925
BNP Paribas SA	50,315	(9,775)			– 0	–		– 0	–	40,540
Citibank, NA	56,465	(56,465)			– 0	–		– 0	–	– 0	–
Credit Suisse International	44,576	(44,576)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	48,285	– 0	–		– 0	–		– 0	–	48,285
Goldman Sachs International	14,730	(14,730)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	21,227	– 0	–		(21,227)			– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	21,097	(10,891)			– 0	–		– 0	–	10,206
Natwest Markets PLC	54,280	– 0	–		– 0	–		– 0	–	54,280
Standard Chartered Bank	48,120	– 0	–		– 0	–		– 0	–	48,120
State Street Bank & Trust Co.	120,193	(105,118)			– 0	–		– 0	–	15,075

Total	$505,348	$(249,690)			$(21,227)		$	– 0	–	$234,431	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$139,031	$ – 0	–	$	– 0	–	$	– 0	–	$139,031
Barclays Bank PLC	8,135	(8,135)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	9,775	(9,775)			– 0	–		– 0	–	– 0	–
Citibank, NA	92,116	(56,465)			– 0	–		– 0	–	35,651
Credit Suisse International	83,637	(44,576)			– 0	–		– 0	–	39,061
Goldman Sachs International	144,313	(14,730)			– 0	–		– 0	–	129,583
Morgan Stanley Capital Services, Inc.	10,891	(10,891)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	105,118	(105,118)			– 0	–		– 0	–	– 0	–
UBS AG	11,257	– 0	–		– 0	–		– 0	–	11,257

Total	$604,273	$(249,690)		$	– 0	–	$	– 0	–	$354,583	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its

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NOTES TO FINANCIAL STATEMENTS (continued)

investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2019, the Fund had securities on loan with a value of $3,477,862 and had received cash collateral which has been invested into Government Money Market Portfolio of $2,093,350. In addition, the Fund, received non-cash collateral of approximately $1,509,080 in the form of U.S. government securities, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $22,497 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the six months ended May 31, 2019; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $451. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Class A
Shares sold	144,925	102,220	$1,351,842	$1,001,195

Shares issued in reinvestment of dividends and distributions	13,475	31,127	125,951	309,753

Shares redeemed	(47,126)	(35,354)	(436,784)	(349,175)

Net increase	111,274	97,993	$1,041,009	$961,773

Class C
Shares sold	25,956	51,008	$244,033	$509,381

Shares issued in reinvestment of dividends and distributions	903	2,604	8,425	25,923

Shares redeemed	(4,462)	(18,708)	(41,755)	(184,314)

Net increase	22,397	34,904	$210,703	$350,990

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018

Advisor Class
Shares sold	2,920,788	6,630,521	$27,454,839	$66,324,482

Shares issued in reinvestment of dividends and distributions	177,743	469,334	1,660,090	4,669,341

Shares redeemed	(4,586,626)	(5,181,003)	(43,293,359)	(50,929,024)

Net increase (decrease)	(1,488,095)	1,918,852	$(14,178,430)	$20,064,799

NOTE G

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline

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NOTES TO FINANCIAL STATEMENTS (continued)

as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquidity Investment Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less welldeveloped and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$7,259,531	$3,192,362

Total taxable distributions paid	$7,259,531	$3,192,362

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$197,882
Accumulated capital and other losses	(1,848,312	)(a)
Unrealized appreciation/(depreciation)	(8,343,219	)(b)

Total accumulated earnings/(deficit)	$(9,993,649	)(c)

(a)	As of November 30, 2018, the Fund had a net capital loss carryforward of $1,848,312.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund had a net short-term capital loss carryforward of $1,470,392 and a net long-term capital loss carryforward of $377,920, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and

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NOTES TO FINANCIAL STATEMENTS (continued)

interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 9.30	$ 10.43	$ 9.90	$ 9.75	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.20	.48	.45	.39	.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	(.95)	.72	.37	(.24)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.46	(.47)	1.17	.76	.11

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.45)	(.64)	(.52)	(.36)

Distributions from net realized gain on investment transactions	– 0	–	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.22)	(.66)	(.64)	(.61)	(.36)

Net asset value, end of period	$ 9.54	$ 9.30	$ 10.43	$ 9.90	$ 9.75

Total Return

Total investment return based on net asset value(e)	4.90%	(4.80)%	12.30%	8.20%	1.04%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,794	$5,590	$5,247	$399	$18

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(h)‡	.77	%^	.74%	.76%	.78%	.77	%^

Expenses, before waivers/reimbursements(f)(h)‡	1.37	%^	1.37%	1.80%	3.91%	3.92	%^

Net investment income(c)	4.32	%^	4.85%	4.39%	4.04%	3.67	%^

Portfolio turnover rate	34%	74%	69%	94%	88%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.24	%^	.26%	.23%	.22%	.21	%^

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 9.30	$ 10.44	$ 9.90	$ 9.75	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.17	.40	.37	.33	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	(.95)	.73	.36	(.24)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.43	(.55)	1.10	.69	.04

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.38)	(.56)	(.45)	(.29)

Distributions from net realized gain on investment transactions	– 0	–	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.19)	(.59)	(.56)	(.54)	(.29)

Net asset value, end of period	$ 9.54	$ 9.30	$ 10.44	$ 9.90	$ 9.75

Total Return

Total investment return based on net asset value(e)	4.53%	(5.57	)%(g)	11.42%	7.42%	.31%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$935	$704	$426	$102	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(h)‡	1.52	%^	1.49%	1.52%	1.54%	1.52	%^

Expenses, before waivers/reimbursements(f)(h)‡	2.13	%^	2.13%	2.65%	4.70%	4.57	%^

Net investment income(c)	3.56	%^	4.11%	3.63%	3.35%	2.89	%^

Portfolio turnover rate	34%	74%	69%	94%	88%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.24	%^	.26%	.23%	.22%	.21	%^

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 9.32	$ 10.45	$ 9.91	$ 9.75	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.22	.50	.47	.50	.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24	(.95)	.73	.29	(.24)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.46	(.45)	1.20	.79	.13

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.47)	(.66)	(.54)	(.38)

Distributions from net realized gain on investment transactions	– 0	–	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.23)	(.68)	(.66)	(.63)	(.38)

Net asset value, end of period	$ 9.55	$ 9.32	$ 10.45	$ 9.91	$ 9.75

Total Return

Total investment return based on net asset value(e)	5.02%	(4.56)%	12.53%	8.51%	1.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$86,095	$97,826	$89,667	$19,926	$17,919

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)(h)‡	.52	%^	.49%	.52%	.53%	.53	%^

Expenses, before waivers/reimbursements(f)(h)‡	1.12	%^	1.12%	1.61%	3.40%	3.52	%^

Net investment income(c)	4.59	%^	5.09%	4.64%	5.08%	3.88	%^

Portfolio turnover rate	34%	74%	69%	94%	88%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.24	%^	.26%	.23%	.22%	.21	%^

See footnote summary on page 78.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Six Months Ended May 31, 2019		Year Ended November 30,			December 18, 2014(a) to November 30, 2015
			2018	2017	2016
Class A	.22	%^	.25%	.22%	.21%	.22	%^
Class C	.22	%^	.25%	.22%	.20%	.22	%^
Advisor Class	.22	%^	.25%	.22%	.21%	.21	%^

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(h)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30,			December 18, 2014(a) to November 30, 2015
			2018	2017	2016
Class A
Net of waivers/reimbursements	.77	%^	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.36	%^	N/A	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	1.52	%^	N/A	N/A	N/A	N/A
Before waivers/reimbursements	2.12	%^	N/A	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.52	%^	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.11	%^	N/A	N/A	N/A	N/A

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by its Investment Policy Team. Messrs. Harting and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Cap Fund, Inc. in respect of AB All Market Income Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to

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institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in

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respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

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Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also

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noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage

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commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

92 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0152-0519

MAY    05.31.19

SEMI-ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 17, 2019

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio for the semi-annual reporting period ended May 31, 2019.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2019 (unaudited)

	6 Months	12 Months

AB SMALL CAP VALUE PORTFOLIO

Class A Shares	-6.96%	-14.31%

Class C Shares	-7.43%	-15.01%

Advisor Class Shares[1]	-6.91%	-14.13%

Russell 2000 Value Index	-6.22%	-11.32%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended May 31, 2019.

All share classes of the Fund underperformed the benchmark during both periods, before sales charges. During the six-month period, stock selection in consumer discretionary and industrials, along with an underweight to real estate, detracted, relative to the benchmark. Stock selection in technology and health care contributed, as did an overweight to technology.

During the 12-month period, stock selection in consumer discretionary, financials and industrials, along with an underweight to utilities, detracted. Stock selection in health care, technology and real estate contributed, as did an overweight to technology.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US equity performance was mixed during the six-month period ended May 31, 2019. Stocks declined in December as tighter monetary policy, concerns about growth in China, and trade tensions weighed on investor

2 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

sentiment. However, equities rebounded after a dovish pivot from the US Federal Reserve, Chinese policy stimulus and a Brexit deadline extension. In May, deteriorating trade negotiations between the US and China, as well as new trade tensions between the US and Mexico, sent stocks lower. In the US, growth stocks outperformed value stocks, and large-cap names outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable

4 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.31%	-17.97%

Since Inception[1]	5.18%	4.18%

CLASS C SHARES

1 Year	-15.01%	-15.81%

Since Inception[1]	4.37%	4.37%

ADVISOR CLASS SHARES[2]

1 Year	-14.13%	-14.13%

Since Inception[1]	5.44%	5.44%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.26%, 2.01% and 1.01% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.25%, 2.00% and 1.00% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2020 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through December 2, 2015 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

6 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-11.51%

Since Inception[1]	5.86%

CLASS C SHARES

1 Year	-9.17%

Since Inception[1]	6.05%

ADVISOR CLASS SHARES[2]

1 Year	-7.35%

Since Inception[1]	7.14%

1	Inception date: 12/3/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2018	Ending Account Value May 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$930.40	$5.68	1.18%
Hypothetical**	$1,000	$1,019.05	$5.94	1.18%
Class C
Actual	$1,000	$925.70	$9.36	1.95%
Hypothetical**	$1,000	$1,015.21	$9.80	1.95%
Advisor Class
Actual	$1,000	$930.90	$4.48	0.93%
Hypothetical**	$1,000	$1,020.29	$4.68	0.93%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

PORTFOLIO SUMMARY

May 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $313.6

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Luxoft Holding, Inc.	$6,060,164	1.9%

Verint Systems, Inc.	5,240,862	1.7

Nomad Foods Ltd.	5,140,736	1.6

STAG Industrial, Inc.	5,050,620	1.6

Taylor Morrison Home Corp. – Class A	4,989,864	1.6

Control4 Corp.	4,980,903	1.6

NCR Corp.	4,915,186	1.6

SkyWest, Inc.	4,750,507	1.5

Molina Healthcare, Inc.	4,584,613	1.5

National Storage Affiliates Trust	4,493,821	1.4

	$50,207,276	16.0%

1	All data are as of May 31, 2019. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Financials – 23.2%
Banks – 15.2%
1st Source Corp.	57,653	$2,522,895
Associated Banc-Corp.	167,430	3,316,788
Bank of Marin Bancorp	7,168	290,376
Heritage Financial Corp./WA	136,326	3,830,761
IBERIABANK Corp.	58,947	4,214,710
Independent Bank Group, Inc.	77,590	4,006,748
Sandy Spring Bancorp, Inc.	111,846	3,595,849
Sterling Bancorp/DE	227,160	4,386,459
Synovus Financial Corp.	102,735	3,283,411
Texas Capital Bancshares, Inc.(a)	73,815	4,229,599
TriCo Bancshares	83,093	3,099,369
Umpqua Holdings Corp.	251,180	4,011,344
Webster Financial Corp.	71,963	3,186,522
Zions Bancorp NA	86,823	3,739,467

		47,714,298

Insurance – 3.9%
First American Financial Corp.	68,718	3,549,285
Kemper Corp.	31,846	2,642,900
Selective Insurance Group, Inc.	59,082	4,233,225
State Auto Financial Corp.	53,848	1,841,063

		12,266,473

Thrifts & Mortgage Finance – 4.1%
BankUnited, Inc.	128,231	4,164,943
Essent Group Ltd.(a)	88,888	4,173,292
WSFS Financial Corp.	110,783	4,396,977

		12,735,212

		72,715,983

Information Technology – 19.2%
Communications Equipment – 2.7%
Extreme Networks, Inc.(a)	409,149	2,303,509
Finisar Corp.(a)	123,339	2,587,652
NetScout Systems, Inc.(a)	139,662	3,423,116

		8,314,277

Electronic Equipment, Instruments & Components – 2.0%
Control4 Corp.(a)	210,520	4,980,903
TTM Technologies, Inc.(a)	148,022	1,262,628

		6,243,531

IT Services – 5.6%
Booz Allen Hamilton Holding Corp.	39,055	2,467,104
CSG Systems International, Inc.	53,164	2,384,405
Luxoft Holding, Inc.(a)	105,266	6,060,164
Unisys Corp.(a)	256,763	2,490,601

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

WNS Holdings Ltd. (ADR)(a)	75,314	$4,167,877

		17,570,151

Semiconductors & Semiconductor Equipment – 3.9%
Kulicke & Soffa Industries, Inc.	209,620	4,064,532
MagnaChip Semiconductor Corp.(a)(b)	401,000	3,252,110
MaxLinear, Inc. – Class A(a)	124,675	2,639,370
Nanometrics, Inc.(a)	83,870	2,386,101

		12,342,113

Software – 3.4%
A10 Networks, Inc.(a)	491,721	2,994,581
CommVault Systems, Inc.(a)	54,498	2,509,633
Verint Systems, Inc.(a)	92,350	5,240,862

		10,745,076

Technology Hardware, Storage & Peripherals – 1.6%
NCR Corp.(a)	160,627	4,915,186

		60,130,334

Industrials – 14.5%
Aerospace & Defense – 0.8%
AAR Corp.	88,420	2,660,558

Air Freight & Logistics – 0.8%
Air Transport Services Group, Inc.(a)	63,952	1,403,107
Atlas Air Worldwide Holdings, Inc.(a)	30,668	1,085,340

		2,488,447

Airlines – 2.6%
Hawaiian Holdings, Inc.	133,937	3,345,746
SkyWest, Inc.	80,901	4,750,507

		8,096,253

Commercial Services & Supplies – 1.7%
Knoll, Inc.	126,222	2,479,000
Viad Corp.	43,557	2,737,122

		5,216,122

Construction & Engineering – 2.1%
Granite Construction, Inc.	45,137	1,814,056
Primoris Services Corp.	143,204	2,612,041
Tutor Perini Corp.(a)	158,040	2,297,902

		6,723,999

Electrical Equipment – 1.7%
EnerSys	43,125	2,424,919
Regal Beloit Corp.	38,300	2,784,410

		5,209,329

Machinery – 2.7%
Columbus McKinnon Corp./NY	53,889	1,954,015
Kennametal, Inc.	61,740	1,898,505

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oshkosh Corp.	4,077	$290,241
REV Group, Inc.	233,601	2,588,299
Terex Corp.	63,410	1,697,486

		8,428,546

Road & Rail – 0.4%
Covenant Transportation Group, Inc. – Class A(a)	81,250	1,220,375

Trading Companies & Distributors – 1.7%
BMC Stock Holdings, Inc.(a)	124,770	2,499,143
MRC Global, Inc.(a)	198,066	2,931,377

		5,430,520

		45,474,149

Consumer Discretionary – 10.1%
Auto Components – 1.8%
Cooper-Standard Holdings, Inc.(a)	46,992	1,816,711
Dana, Inc.	119,384	1,741,813
Tower International, Inc.	122,878	2,141,763

		5,700,287

Diversified Consumer Services – 1.7%
Houghton Mifflin Harcourt Co.(a)	380,014	2,143,279
Sotheby’s(a)(b)	95,397	3,215,833

		5,359,112

Hotels, Restaurants & Leisure – 2.5%
Bloomin’ Brands, Inc.	149,297	2,882,925
El Pollo Loco Holdings, Inc.(a)	201,619	2,112,967
Red Robin Gourmet Burgers, Inc.(a)	103,991	2,660,090

		7,655,982

Household Durables – 1.6%
Taylor Morrison Home Corp. – Class A(a)	249,868	4,989,864

Leisure Products – 0.4%
Callaway Golf Co.	94,067	1,382,785

Specialty Retail – 1.2%
Citi Trends, Inc.	142,810	1,953,641
Signet Jewelers Ltd.(b)	101,892	1,921,683

		3,875,324

Textiles, Apparel & Luxury Goods – 0.9%
Skechers U.S.A., Inc. – Class A(a)	98,297	2,745,435

		31,708,789

Real Estate – 8.8%
Equity Real Estate Investment Trusts (REITs) – 8.8%
Armada Hoffler Properties, Inc.	209,808	3,461,832
City Office REIT, Inc.	313,915	3,701,058
Cousins Properties, Inc.	309,360	2,799,708

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Empire State Realty Trust, Inc. – Class A	231,657	$3,558,252
Independence Realty Trust, Inc.	409,139	4,492,346
National Storage Affiliates Trust	150,850	4,493,821
STAG Industrial, Inc.	173,085	5,050,620

		27,557,637

Energy – 5.4%
Energy Equipment & Services – 3.5%
Dril-Quip, Inc.(a)	67,070	2,766,637
Helix Energy Solutions Group, Inc.(a)	305,546	2,065,491
Oil States International, Inc.(a)	139,760	2,325,606
Patterson-UTI Energy, Inc.	204,352	2,172,262
RPC, Inc.(b)	208,020	1,547,669

		10,877,665

Oil, Gas & Consumable Fuels – 1.9%
Oasis Petroleum, Inc.(a)	402,620	2,093,624
QEP Resources, Inc.(a)	332,295	2,296,159
SM Energy Co.	150,594	1,751,408

		6,141,191

		17,018,856

Utilities – 5.1%
Electric Utilities – 2.7%
PNM Resources, Inc.	88,337	4,161,556
Portland General Electric Co.	81,280	4,296,461

		8,458,017

Gas Utilities – 1.1%
Southwest Gas Holdings, Inc.	40,990	3,489,889

Multi-Utilities – 1.3%
Black Hills Corp.	53,376	4,067,251

		16,015,157

Consumer Staples – 3.7%
Beverages – 1.2%
Cott Corp.	285,302	3,714,632

Food Products – 2.5%
Fresh Del Monte Produce, Inc.	111,303	2,784,801
Nomad Foods Ltd.(a)	242,259	5,140,736

		7,925,537

		11,640,169

Materials – 3.6%
Chemicals – 1.6%
Orion Engineered Carbons SA	120,134	2,111,956
Trinseo SA	75,004	2,763,147

		4,875,103

Containers & Packaging – 1.3%
Graphic Packaging Holding Co.	313,627	4,077,151

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Metals & Mining – 0.7%
Carpenter Technology Corp.	55,478	$2,250,188

		11,202,442

Health Care – 3.1%
Health Care Providers & Services – 2.1%
Molina Healthcare, Inc.(a)	32,227	4,584,613
WellCare Health Plans, Inc.(a)	7,045	1,945,758

		6,530,371

Life Sciences Tools & Services – 1.0%
ICON PLC(a)	23,075	3,266,497

		9,796,868

Communication Services – 1.3%
Media – 1.3%
Criteo SA (Sponsored ADR)(a)	114,617	2,104,368
Scholastic Corp.	64,254	2,126,165

		4,230,533

Total Common Stocks (cost $336,354,792)		307,490,917

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(c)(d)(e) (cost $2,799,380)	2,799,380	2,799,380

Total Investments Before Security Lending Collateral for Securities Loaned – 98.9% (cost $339,154,172)		310,290,297

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.34%(c)(d)(e) (cost $2,715,951)	2,715,951	2,715,951

Total Investments – 99.8% (cost $341,870,123)		313,006,248
Other assets less liabilities – 0.2%		623,744

Net Assets – 100.0%		$313,629,992

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $336,354,792)	$307,490,917	(a)
Affiliated issuers (cost $5,515,331—including investment of cash collateral for securities loaned of $2,715,951)	5,515,331
Receivable for investment securities sold	3,835,246
Receivable for capital stock sold	341,105
Unaffiliated dividends receivable	184,466
Affiliated dividends receivable	9,174

Total assets	317,376,239

Liabilities
Payable for collateral received on securities loaned	2,715,951
Payable for investment securities purchased	657,547
Advisory fee payable	240,113
Distribution fee payable	37,326
Administrative fee payable	28,269
Payable for capital stock redeemed	16,800
Directors’ fees payable	6,879
Transfer Agent fee payable	1,473
Accrued expenses	41,889

Total liabilities	3,746,247

Net Assets	$313,629,992

Composition of Net Assets
Capital stock, at par	$2,819
Additional paid-in capital	339,273,750
Accumulated loss	(25,646,577)

	$313,629,992

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$153,757,966	13,892,419	$11.07	*

C	$153,066	14,329	$10.68

Advisor	$159,718,960	14,285,021	$11.18

(a)	Includes securities on loan with a value of $5,178,602 (see Note E).

*	The maximum offering price per share for Class A shares was $11.56 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2019 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $13,029)	$2,436,608
Affiliated issuers	126,320	$2,562,928

Expenses
Advisory fee (see Note B)	1,315,081
Distribution fee—Class A	211,274
Distribution fee—Class C	777
Transfer agency—Class A	13,983
Transfer agency—Class C	31
Transfer agency—Advisor Class	13,656
Custodian	49,268
Administrative	35,603
Registration fees	26,822
Audit and tax	24,129
Legal	20,547
Directors’ fees	12,442
Printing	8,712
Recoupment of previously reimbursed expenses (see Note B)	1,186
Miscellaneous	8,095

Total expenses	1,741,606
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,243)

Net expenses		1,736,363

Net investment income		826,565

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		3,539,849
Net change in unrealized appreciation/depreciation of investments		(26,678,971)

Net loss on investment transactions		(23,139,122)

Net Decrease in Net Assets from Operations		$(22,312,557)

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$826,565	$61,933
Net realized gain on investment transactions	3,539,849	17,292,602
Net change in unrealized appreciation/depreciation of investments	(26,678,971)	(34,678,545)

Net decrease in net assets from operations	(22,312,557)	(17,324,010)
Distributions to Shareholders
Class A	(9,300,471)	(10,665,866)
Class C	(8,159)	(2,276)
Advisor Class	(7,499,581)	(3,970,011)
Capital Stock Transactions
Net increase	28,587,585	84,497,633

Total increase (decrease)	(10,533,183)	52,535,470
Net Assets
Beginning of period	324,163,175	271,627,705

End of period	$313,629,992	$324,163,175

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

May 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

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NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be

22 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2019:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$307,490,917		$	– 0	–	$	– 0	–	$307,490,917
Short-Term Investments	2,799,380			– 0	–		– 0	–	2,799,380
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,715,951			– 0	–		– 0	–	2,715,951

Total Investments in Securities	313,006,248			– 0	–		– 0	–	313,006,248
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$313,006,248		$	– 0	–	$	– 0	–	$313,006,248

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser

24 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended May 31, 2019, there were no such reimbursements. The Expense Caps may not be terminated by the Adviser before February 28, 2020. Any fees waived and expenses borne by the Adviser through December 2, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that were subject to repayment amounted to $300,074 and $1,186 for the period ended November 30, 2015 and the year November 30, 2016, respectively. During the six months ended May 31, 2019 and the years ended November 30, 2018 and November 30, 2017, the Fund made repayments to the Adviser in the amount of $1,186, $163,284 and $35,439, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2019, the reimbursement for such services amounted to $35,603.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,047 for the six months ended May 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Distributor has advised the Fund that it has retained front-end sales charges of $17 from the sale of Class A shares and received $-0- and $48 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $4,738.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2019 is as follows:

Fund	Market Value 11/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$13,708	$37,432	$48,341	$2,799	$110
Government Money Market Portfolio*	5,494	15,670	18,448	2,716	16

Total				$5,515	$126

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended May 31, 2019 amounted to $21,838, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing

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NOTES TO FINANCIAL STATEMENTS (continued)

fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $23 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$78,140,076		$52,464,140
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$22,725,205
Gross unrealized depreciation	(51,589,080)

Net unrealized depreciation	$(28,863,875)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2019, the Fund had securities on loan with a value of $5,178,602 and had received cash collateral which has been invested into Government Money Market Portfolio of $2,715,951. In addition, the Fund, received non-cash collateral of approximately $2,820,943 in the form of U.S. government securities, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $15,621 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the six months ended May 31, 2019; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2019, such waiver amounted to $505. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018

Class A
Shares sold	229,144		398,158	$2,616,847		$5,306,899

Shares issued in reinvestment of distributions	817,078		795,515	9,151,275		10,461,022

Shares converted from Class C	– 0	–	119	– 0	–	1,567

Shares redeemed	(1,435,520)		(1,033,823)	(16,259,565)		(13,770,744)

Net increase (decrease)	(389,298)		159,969	$(4,491,443)		$1,998,744

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018	Six Months Ended May 31, 2019 (unaudited)		Year Ended November 30, 2018

Class C
Shares sold	1,734		10,518	$18,805		$138,723

Shares issued in reinvestment of distributions	692		118	7,506		1,518

Shares converted to Class A	– 0	–	(122)	– 0	–	(1,567)

Shares redeemed	(622)		(998)	(7,036)		(13,232)

Net increase	1,804		9,516	$19,275		$125,442

Advisor Class
Shares sold	3,541,128		6,937,847	$39,854,098		$93,245,986

Shares issued in reinvestment of distributions	584,156		299,298	6,600,965		3,968,694

Shares redeemed	(1,164,062)		(1,130,885)	(13,395,310)		(14,841,233)

Net increase	2,961,222		6,106,260	$33,059,753		$82,373,447

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,391,640	$	– 0	–
Net long-term capital gains	12,246,513		948,821

Total taxable distributions paid	$14,638,153		$948,821

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,563,286
Undistributed capital gains	12,870,614
Other losses	(21,177	)(a)
Unrealized appreciation/(depreciation)	(2,938,532	)(b)

Total accumulated earnings/(deficit)	$13,474,191

(a)	As of November 30, 2018, the fund had a qualified late-year ordinary loss deferral of $21,177.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 12.59	$ 14.01	$ 12.65	$ 10.64	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	.02	(.01)	(.02)	(.01)	.00	(d)

Net realized and unrealized gain (loss) on investment transactions	(.89)	(.65)	1.45	2.07	.66

Net increase (decrease) in net asset value from operations	(.87)	(.66)	1.43	2.06	.66

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.01)	(.02)

Distributions from net realized gain on investment transactions	(.65)	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.65)	(.76)	(.07)	(.05)	(.02)

Net asset value, end of period	$ 11.07	$ 12.59	$ 14.01	$ 12.65	$ 10.64

Total Return

Total investment return based on net asset value(e)	(6.96)%	(4.97)%	11.35%	19.52%	6.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$153,758	$179,874	$197,908	$140,096	$79,707

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.18	%^	1.24%	1.24%	1.25%	1.25	%^

Expenses, before waivers/reimbursements(f)‡	1.18	%^	1.25%	1.25%	1.43%	1.91	%^

Net investment income (loss)(c)	.39	%^	(.07)%	(.18)%	(.12)%	.02	%^

Portfolio turnover rate	17%	42%	36%	51%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	– 0	–	.01%	.01%	.01%	– 0	–

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 12.23	$ 13.72	$ 12.48	$ 10.56	$ 10.00

Income From Investment Operations

Net investment loss(b)(c)	(.02)	(.11)	(.12)	(.09)	(.08)

Net realized and unrealized gain (loss) on investment transactions	(.88)	(.62)	1.43	2.05	.66

Net increase (decrease) in net asset value from operations	(.90)	(.73)	1.31	1.96	.58

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Distributions from net realized gain on investment transactions	(.65)	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.65)	(.76)	(.07)	(.04)	(.02)

Net asset value, end of period	$ 10.68	$ 12.23	$ 13.72	$ 12.48	$ 10.56

Total Return

Total investment return based on net asset value(e)	(7.43)%	(5.62)%	10.53%	18.62%	5.78%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$153	$153	$41	$53	$34

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.95	%^	1.99%	1.99%	2.00%	2.00	%^

Expenses, before waivers/reimbursements(f)‡	1.95	%^	2.00%	2.07%	2.31%	4.26	%^

Net investment loss(c)	(.38	)%^	(.82)%	(.94)%	(.84)%	(.75	)%^

Portfolio turnover rate	17%	42%	36%	51%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	– 0	–	.01%	.01%	.01%	– 0	–

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2019 (unaudited)	Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 12.73	$ 14.12	$ 12.71	$ 10.66	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.04	.03	.01	.01	.02

Net realized and unrealized gain (loss) on investment transactions	(.91)	(.66)	1.47	2.09	.66

Net increase (decrease) in net asset value from operations	(.87)	(.63)	1.48	2.10	.68

Less: Dividends and Distributions

Dividends from net investment income	(.03)	– 0	–	– 0	–	(.01)	(.02)

Distributions from net realized gain on investment transactions	(.65)	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.68)	(.76)	(.07)	(.05)	(.02)

Net asset value, end of period	$ 11.18	$ 12.73	$ 14.12	$ 12.71	$ 10.66

Total Return

Total investment return based on net asset value(e)	(6.91)%	(4.70)%	11.69%	19.74%	6.83	%(g)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$159,719	$144,136	$73,679	$7,635	$4,075

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.93	%^	.99%	.99%	1.00%	1.00	%^

Expenses, before waivers/reimbursements(f)‡	.93	%^	1.00%	1.00%	1.19%	3.55	%^

Net investment income(c)	.63	%^	.20%	.07%	.11%	.24	%^

Portfolio turnover rate	17%	42%	36%	51%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	– 0	–	.01%	.01%	.01%	– 0	–

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018 and November 30, 2017, such waiver amounted to .01% and .01%, respectively.

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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RESULTS OF STOCKHOLDERS MEETING

(unaudited)

A Special Meeting of Stockholders of the AB Cap Fund, Inc. (the “Company”)—AB Small Cap Value Portfolio (the “Fund”) was held on October 11, 2018 and adjourned until December 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Withheld Authority:
Michael J. Downey	215,536,802	1,474,413
William H. Foulk, Jr.*	215,369,389	1,641,826
Nancy P. Jacklin	215,599,583	1,411,632
Robert M. Keith	215,547,759	1,463,456
Carol C. McMullen	215,652,417	1,358,798
Garry L. Moody	215,554,054	1,457,162
Marshall C. Turner	215,527,501	1,483,715
Earl D. Weiner	215,530,764	1,480,451

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker Non-Votes
12,937,530	20,508	77,406	792,869

*	Mr. Foulk retired December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol J. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Shri Singhvi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 39

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Cap Fund, Inc. in respect of AB Small Cap Value Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed

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updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 41

the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution

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expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 43

that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 45

services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made

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on a quarterly basis and subject to approval by the directors. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s prior Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s prior Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type.

The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 49

other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took

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into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0152-0519

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 26, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 26, 2019